UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08621

Name of Fund:   BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings New Jersey Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2020

Date of reporting period: 07/31/2020

Item 1 – Report to Stockholders

JULY 31, 2020

2020 Annual Report

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended July 31, 2020

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility created by the COVID-19 pandemic. Early in the period, consistently strong performance was driven by a favorable technical backdrop. However, as the economy shut down to stem the spread of COVID-19, the municipal market experienced volatility that was worse than during the height of the global financial crisis. Performance plummeted -10.87% during a two-week period in March 2020, before rebounding on valuation-based buying (For comparison, the -11.86% correction in 2008 spanned more than a month). As federal authorities stepped in to provide stimulus, passing the CARES Act and creating the Municipal Lending Facility, the market stabilized. Strong performance returned late in the period alongside the re-opening of the economy.

Similarly, strong technical support during most of the period temporarily waned as COVID-19 fears spurred risk-off sentiment and a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended July 31, 2020, municipal bond funds experienced net inflows totaling $39 billion, drawn down by nearly $46 billion in outflows during the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $449 billion but slowed during the height of the pandemic as market liquidity became constrained amid the flight to quality. Taxable issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.	S&P Municipal Bond Index Total Returns as of July 31, 2020 6 months: 1.75% 12 months: 4.89%

A Closer Look at Yields

From July 31, 2019 to July 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 87 basis points (“bps”) from 2.24% to 1.37%, while ten-year rates decreased by 87 bps from 1.52% to 0.65% and five-year rates decreased by 88 bps from 1.11% to 0.23% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 7 bps, lagging the 45 bps of steepening experienced in the U.S. Treasury curve.

During the same period, tax-exempt municipal bonds significantly underperformed U.S. Treasuries across the yield curve. Relative valuations, which had been stretched since the passage of tax reform, reset to attractive levels not seen since 2008. This resulted in increased participation from crossover investors in a market that has mainly been driven by retail.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. Luckily, most states and municipalities were in excellent fiscal health before the crisis and the federal government has provided an incredible amount of support. BlackRock expects ongoing stability in high-quality states as well as school districts and local governments given that property taxes have proven resilient in past economic downturns. Essential public services such as power, water, and sewer are protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems are well positioned to absorb the impact of the economic shock. However, some segments are facing daunting financial challenges and federal support may be insufficient, requiring issuers to draw down reserves and/or borrow to meet financial obligations. Critical providers (safety net hospitals, mass transit, airports) with limited resources will require funding from the states and broader municipalities they serve. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Assuming the worst case, a prolonged recession would likely mean a spate of defaults, primarily in non-rated credits, and the migration of the muni market’s overall credit quality from double-A to a still-strong single-A rating. As a result, BlackRock advocates careful credit selection and anticipates increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of July 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed each Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that each Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of July 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2020 ($14.67)(a)	4.17%
Tax Equivalent Yield(b)	9.08%
Current Monthly Distribution per Common Share(c)	$0.0510
Current Annualized Distribution per Common Share(c)	$0.6120
Leverage as of July 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUC(a)(b)	8.92%	6.55%
Lipper California Municipal Debt Funds(c)	4.19	6.17

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March 2020 once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

California municipal bonds outperformed the national market due to strong demand from both retail and institutional investors. The high tax regime for state residents, together with the anticipation of potential higher taxes nationally to finance growing deficits, helped make California municipal bonds an attractive investment vehicle. Despite concerns about COVID-19, California’s diverse economic base gave investors confidence that the state’s debt service remained safely covered.

The Fund’s use of leverage contributed to performance by enhancing income and amplifying the effect of rising prices. The Fund further benefited from its positions in bonds with maturities of 20 years and above given the outperformance of longer-term debt. At the sector level, school districts, health care and transportation issues were strong contributors.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued when yields were higher. The Fund’s higher-quality focus also detracted at a time in which high yield bonds (those rated BBB and below) outperformed the rest of the market. However, the investment adviser began adding to high yield debt during the period due to a change in the Fund’s quality designation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$14.67	$14.00	4.79%	$14.69	$10.76
Net Asset Value	15.95	15.56	2.51	16.28	13.26

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20		07/31/19
County/City/Special District/School District	36%		37%
Health	18		21
Transportation	14		15
Utilities	11		14
Education	9		7
Tobacco	5		3
State	5		2
Housing	2		1
Corporate	—	(a)	—

(a)	Represents less than 1%.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2020(a)	—%
2021	13
2022	7
2023	8
2024	5

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	07/31/20		07/31/19
AAA/Aaa	14%		15%
AA/Aa	56		66
A	18		11
BBB/Baa	2		2
BB/Ba	1		—
B/B	—	(a)	—
N/R(c)	9		6

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represented less than 1%, of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of July 31, 2020	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2020 ($14.21)(a)	4.90%
Tax Equivalent Yield(b)	10.11%
Current Monthly Distribution per Common Share(c)	$0.0580
Current Annualized Distribution per Common Share(c)	$0.6960
Leverage as of July 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUJ(a)(b)	3.17%	3.98%
Lipper New Jersey Municipal Debt Funds(c)	0.66	3.52

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March 2020 once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

New Jersey underperformed the national market. COVID-19 was expected to have a particularly negative impact on the state’s budget due to increased expenses related to the coronavirus and decreasing revenues from sales and income taxes.

The Fund’s position in the state tax-backed sector was a key contributor to performance, partially as a result of a position in Puerto Rico sales tax bonds. Holdings in local tax-backed issues also contributed to results, primarily due to positions in zero coupon issues. The Fund’s position in bonds with maturities of 20 years and above was an additional contributor. Both long-term bonds and zero-coupon securities benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) The Fund’s use of leverage, which enhanced income and amplified the effect of rising prices, was an additional contributor.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. Reinvestment risk continued to be a headwind since as the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$14.21	$14.43	(1.52)%	$14.92	$10.70
Net Asset Value	15.83	15.95	(0.75)	16.51	13.40

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
Transportation	29%	29%
State	19	18
Education	15	17
County/City/Special District/School District	12	13
Health	9	10
Utilities	8	4
Housing	4	4
Tobacco	3	2
Corporate	1	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	4%
2021	16
2022	7
2023	9
2024	16

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20	07/31/19
AAA/Aaa	6%	7%
AA/Aa	37	36
A	18	19
BBB/Baa	30	33
BB/Ba	3	—
N/R(b)	6	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represented less than 1% and 2%, respectively, of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of July 31, 2020	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of MFT and the Board of Trustees of BlackRock Municipal Income Trust II (BLE) each approved the reorganization of MFT into BLE. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2020 ($13.97)(a)	4.90%
Tax Equivalent Yield(b)	8.28%
Current Monthly Distribution per Common Share(c)	$0.0570
Current Annualized Distribution per Common Share(c)	$0.6840
Leverage as of July 31, 2020(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MFT(a)(b)	7.60%	5.48%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	3.68	4.99

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March 2020 once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

Positions in long-duration securities, especially those with maturities of 20 years and above, made the largest contributions given that rates fell during the period. (Duration is a measure of interest rate sensitivity; prices rise as yields fall.) The Fund’s use of leverage contributed to results by enhancing income and amplifying the effect of rising prices. A large allocation to A rated securities was a further plus. At the sector level, holdings in transportation, state tax-backed and health care issues were key contributors.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. Positions in lower-duration, more defensive bonds — such as pre-refunded securities — aided absolute returns but did not keep pace with the broader market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$13.97	$13.59	2.80%	$15.19	$9.60
Net Asset Value	14.37	14.26	0.77	14.88	11.87

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
Transportation	39%	39%
Utilities	14	11
County/City/Special District/School District	13	15
Health	12	15
State	6	5
Housing	6	5
Education	5	7
Tobacco	4	3
Corporate	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	2%
2021	17
2022	3
2023	21
2024	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20	07/31/19
AAA/Aaa	1%	2%
AA/Aa	37	41
A	36	37
BBB/Baa	15	14
BB/Ba	1	—
N/R(b)	10	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represented 3% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of July 31, 2020	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2020 ($14.24)(a)	4.30%
Tax Equivalent Yield(b)	7.83%
Current Monthly Distribution per Common Share(c)	$0.0510
Current Annualized Distribution per Common Share(c)	$0.6120
Leverage as of July 31, 2020(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MIY(a)(b)	4.31%	5.52%
Lipper Other States Municipal Debt Funds(c)	5.42	4.82

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March 2020 once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

Michigan municipal bonds outperformed the national market, primarily as a result of the state’s above-average credit quality.

Michigan’s economy has improved and diversified since the 2008-2009 recession, albeit with continued dependency on the auto industry. Net migration turned positive in 2017 for the first time in that decade, helping the state recover its prior population losses. However, the COVID-19 pandemic has disrupted economic progress. Michigan’s annual unemployment rate was 4.1% in 2019, but it increased sharply to 14.8% in June 2020, higher than the 11.1% rate for the United States in that month. While Michigan steadily built its “rainy day” fund in the 2014-2019 period, a projected drawdown will reduce its balance in the 2020 fiscal year.

The Fund’s use of leverage contributed to performance by enhancing income and amplifying the effect of rising prices. Holdings in bonds on the longer end of the yield curve (ten years and above) were positive, as this area experienced the strongest price appreciation. An allocation to higher-quality securities, which held up relatively well in the sell-off, further boosted performance. The Fund gained an additional benefit from its holdings in Puerto Rico Sales Tax securities.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. An overweight position in the underperforming education sector also detracted, as did security selection in the education, state tax-backed and school district sectors. Holdings in lower-rated issues further weighed on results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$14.24	$14.24	0.00%	$14.76	$10.85
Net Asset Value	15.88	15.70	1.15	16.30	13.61

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
Education	24%	22%
Health	22	23
State	18	2
County/City/Special District/School District	16	17
Utilities	10	16
Housing	4	12
Transportation	4	5
Corporate	2	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	1%
2021	13
2022	8
2023	14
2024	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20	07/31/19
AAA/Aaa	2%	3%
AA/Aa	63	65
A	26	26
BBB/Baa	4	4
N/R(b)	5	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represented less than 1% of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of July 31, 2020	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2020 ($14.09)(a)	4.68%
Tax Equivalent Yield(b)	8.34%
Current Monthly Distribution per Common Share(c)	$0.0550
Current Annualized Distribution per Common Share(c)	$0.6600
Leverage as of July 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MPA(a)(b)	3.47%	4.33%
Lipper Pennsylvania Municipal Debt Funds(c)	2.11%	3.88%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March 2020 once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, leading to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-July interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

Pennsylvania municipal bonds modestly underperformed the national index. The state’s revenues exceeded spending prior to the pandemic, providing a cushion in the form of rising reserves. However, the downturn in economic growth is likely to put stress on the state’s budget and pressure funding for education, infrastructure and underfunded pension liabilities.

All segments of the market — industry, ratings, maturities and coupons — delivered positive returns. At the sector level, health care issues made the largest contribution to Fund performance due to their large weighting in the portfolio. School district bonds, which were somewhat insulated from the effects of the pandemic due to their reliance on property taxes, also performed well. The tax-backed sector was an additional source of positive performance due primarily to the Fund’s positions in Puerto Rico.

The Fund’s holdings in bonds with maturities of 20 years and above contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) The Fund’s use of leverage contributed to performance by enhancing income and amplifying the effect of rising prices.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	07/31/20	07/31/19	Change	High	Low
Market Price	$14.09	$14.18	(0.63)%	$14.91	$10.35
Net Asset Value	16.09	16.06	0.19	16.76	13.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/20	07/31/19
Education	24%	25%
Health	19	20
County/City/Special District/School District	18	18
State	12	9
Transportation	12	11
Utilities	6	7
Housing	4	6
Tobacco	3	3
Corporate	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	3%
2021	12
2022	7
2023	3
2024	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/20	07/31/19
AAA/Aaa	3%	1%
AA/Aa	46	49
A	27	32
BBB/Baa	8	9
BB/Ba	3	—
B/B	1	—
N/R(b)	12	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represented 2% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	15

Schedule of Investments July 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 109.9%

California — 105.5%

Corporate — 0.4%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	$2,435	$2,443,084

County/City/Special District/School District — 34.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/42	5,000	5,758,550
California Municipal Finance Authority, RB, Orange County Civic Center Infrastructure Improvement Program Phase II, Series A, 5.00%, 06/01/43	2,000	2,543,900
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 08/01/21(a)	9,120	9,627,528
Chabot-Las Positas Community College District, GO, Election of 2016, Series A, 4.00%, 08/01/47	1,500	1,703,865
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C(b):
0.00%, 08/01/32	250	184,990
0.00%, 08/01/33	500	351,520
0.00%, 08/01/34	510	341,573
0.00%, 08/01/35	545	347,536
0.00%, 08/01/36	500	303,745
0.00%, 08/01/37	650	376,499
0.00%, 08/01/38	625	344,956
0.00%, 08/01/39	750	395,235
0.00%, 08/01/40	1,855	934,976
0.00%, 08/01/41	305	146,964
0.00%, 02/01/42	350	164,784
Chino Valley Unified School District, GO, Series B, 5.00%, 08/01/55	1,285	1,675,756
City of Riverside California Electric Revenue, Refunding RB, Series A, 5.00%, 10/01/43	3,500	4,514,930
City of Sacramento California Transient Occupancy Tax Revenue, RB, Convention Center Complex, Series A, 5.00%, 06/01/43	1,230	1,398,633
Coronado Community Development Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A, 5.00%, 09/01/33	1,945	2,297,337
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Green Bond, Series A, 5.00%, 07/01/44	2,000	2,542,140
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series D, 5.00%, 12/01/45	1,430	1,710,966
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	2,665	2,753,398
County of San Luis Obispo Community College District, GO, Refunding Series B, 4.00%, 08/01/43	3,555	4,193,833
County of Santa Clara California, GO, Election of 2008, Series B, 4.00%, 08/01/43	10,225	10,871,322
Elk Grove Unified School District, GO, Election of 2016, 4.00%, 08/01/46	10,000	11,348,700
Fremont Union High School District, GO, Refunding, 4.00%, 08/01/40	2,500	2,812,425
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/23(a)	5,500	6,338,585
Gavilan Joint Community College District, GO, Election of 2004, Series D(a):
5.50%, 08/01/21	2,170	2,285,379
5.75%, 08/01/21	8,400	8,867,460
Glendale Community College District, GO, Election of 2016, Series A, 4.00%, 08/01/46	8,000	9,228,400

Security	Par (000)	Value

County/City/Special District/School District (continued)
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/21(a)	$2,000	$2,111,500
Hayward Unified School District, GO, Series A (BAM), 4.00%, 08/01/48	2,000	2,317,020
Kern Community College District, GO, Safety Repair & Improvements, Series C(a):
5.25%, 11/01/23	5,715	6,647,174
5.75%, 11/01/23	12,085	14,251,357
Los Alamitos Unified School District, GO, Refunding, School Facilities Improvement, 5.25%, 08/01/23(a)	3,700	4,264,139
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 01/02/21(a)	11,000	11,000,000
Mount San Jacinto Community College District, GO, Series A, 5.00%, 08/01/35	3,565	4,363,489
Natomas Unified School District, GO, Election of 2014 (BAM), 4.00%, 08/01/42	5,000	5,690,750
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 08/01/21(a)	10,000	10,000,000
Rio Elementary School District, GO, Series A (AGM), 5.25%, 08/01/40	5,865	7,072,721
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	4,045	4,591,277
San Benito High School District, GO, Election of 2016, 4.00%, 08/01/48	5,000	5,839,500
San Diego California Unified School District, GO:
CAB, Election of 2008, Series K-2, 0.00%, 07/01/38(b)	2,755	1,575,364
CAB, Election of 2008, Series K-2, 0.00%, 07/01/39(b)	3,340	1,828,182
CAB, Election of 2008, Series K-2, 0.00%, 07/01/40(b)	4,285	2,247,311
Series B, 3.25%, 07/01/48	6,000	6,614,520
San Jose Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A, 5.75%, 05/01/42	4,500	4,665,735
San Jose Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/39	5,800	6,481,964
San Marcos Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A:
5.00%, 10/01/32	1,700	2,038,742
5.00%, 10/01/33	1,125	1,343,970
Santa Clarita Community College District, GO, Refunding, 4.00%, 08/01/46	10,000	11,313,300
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,843,855
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 08/01/21(a)	5,390	5,663,273
Election of 2010, Series B, 5.50%, 08/01/39	3,195	3,640,958
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,848,950

		226,620,936

Education — 10.5%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	5,800	10,013,758
California Municipal Finance Authority, RB:
Emerson College, 6.00%, 01/01/22(a)	2,750	2,976,903
John Adams Academy, Series A, 5.00%, 10/01/39(c)	285	299,341
John Adams Academy, Series A, 5.00%, 10/01/49(c)	480	494,746
John Adams Academy, Series A, 5.00%, 10/01/57(c)	940	964,261
Urban Discovery Academy Project, Series A, 5.50%, 08/01/34(c)	250	265,045
California Municipal Finance Authority, Refunding RB:
Emerson College, Series B, 5.00%, 01/01/42	1,750	1,966,773
Master’s University, 5.00%, 08/01/39	1,105	1,173,687
California School Finance Authority, RB(c):
Arts in Action Charter Schools, 5.00%, 06/01/40	355	376,367
Arts in Action Charter Schools, 5.00%, 06/01/50	555	578,649

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Arts in Action Charter Schools, 5.00%, 06/01/59	$885	$918,612
Kipp SoCal Projects, Series A, 5.00%, 07/01/49	850	983,994
Real Journey Academies, Series A, 5.00%, 06/01/58	2,765	2,785,433
Teach Public Schools, Series A, 5.00%, 06/01/58	1,370	1,394,057
Santa Clara Unified School District, GO, Election of 2018, 4.00%, 07/01/48	10,000	11,336,200
University of California, RB, Limited Project, Series M, 5.00%, 05/15/47	15,000	18,379,950
University of California, Refunding RB:
Series AO, 5.00%, 05/15/40	5,430	6,507,149
Series AZ, 4.00%, 05/15/48	6,000	6,983,460

		68,398,385

Health — 13.9%
California Health Facilities Financing Authority, RB, Series A:
Children’s Hospital, 5.25%, 11/01/41	8,000	8,434,640
Lucile Slater Packard Children’s Hospital at Stanford, 4.00%, 11/15/47	825	926,195
Sutter Health, 5.00%, 11/15/35	1,960	2,432,987
Sutter Health, 4.00%, 11/15/42	450	511,511
California Health Facilities Financing Authority, Refunding RB:
Providence Health & Service, 5.00%, 10/01/24(a)	4,745	5,684,652
Providence Health & Service, 5.00%, 10/01/38	6,225	7,256,980
St. Joseph Health System, Series A, 5.00%, 07/01/37	10,000	11,202,400
Sutter Health, Series B, 5.00%, 11/15/46	8,295	9,804,856
California Municipal Finance Authority, Refunding RB, Series A:
5.00%, 11/01/39(c)	250	266,880
5.00%, 11/01/49(c)	280	294,238
Community Medical Centers, 5.00%, 02/01/37	3,110	3,651,451
Community Medical Centers, 5.00%, 02/01/42	5,250	6,098,662
California Statewide Communities Development Authority, RB:
Green Bond, Marin General Hospital, 4.00%, 08/01/45	2,500	2,625,475
Huntington Memorial Hospital Project, 4.00%, 07/01/48	2,220	2,440,779
California Statewide Communities Development Authority, Refunding RB:
Front Porch Communities and Services, 4.00%, 04/01/42	3,005	3,196,449
Front Porch Communities and Services, 4.00%, 04/01/47	2,655	2,803,813
Front Porch Communities and Services, 5.00%, 04/01/47	2,995	3,373,448
John Muir Health, Series A, 5.00%, 08/15/51	1,635	1,908,274
John Muir Health, Series A, 5.00%, 12/01/53	1,000	1,200,340
John Muir Health, Series A, 4.00%, 12/01/57	3,250	3,402,815
John Muir Health, Series A, 5.00%, 12/01/57	1,750	2,096,622
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/21(a)	6,235	6,636,534
University of California Regents Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 05/15/47	4,000	4,722,960

		90,972,961

Housing — 3.9%
California Community Housing Agency, RB, M/F Housing, Annadel Apartments, Series A, 5.00%, 04/01/49(c)	3,840	4,266,355
California Housing Finance, RB, M/F Housing:
Series 2-A, 4.00%, 03/20/33	4,094	4,475,671
Series A, 4.25%, 01/15/35	947	1,079,744
California Statewide Communities Development Authority, Special Assessment Bonds:
M/F Housing, Statewide Community Infrastructure Program , Series C, 5.00%, 09/02/49	640	709,107

Security	Par (000)	Value

Housing (continued)
S/F Housing, 5.00%, 09/02/40	$400	$458,388
S/F Housing, 4.00%, 09/02/50	320	329,405
S/F Housing, 5.00%, 09/02/50	320	356,288
S/F Housing, Statewide Community Infrastructure Program, 5.00%, 09/02/39	535	621,515
S/F Housing, Statewide Community Infrastructure Program, 5.00%, 09/02/44	615	694,710
S/F Housing, Statewide Community Infrastructure Program, 5.00%, 09/02/49	900	997,182
S/F Housing, Statewide Community Infrastructure Program, Series C, 5.00%, 09/02/44	130	146,850
Freddie Mac Multifamily Maryland Certificates, RB, M/F Housing, Pass-Through, Class A, 3.35%, 11/25/33	9,782	11,328,567

		25,463,782

State — 2.3%
State of California, GO, Refunding:
5.00%, 08/01/45	5,690	6,760,061
Veterans Bond, 4.00%, 12/01/40	4,000	4,452,440
State of California Public Works Board, RB:
California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,275,722
Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,327,103

		14,815,326

Tobacco — 7.7%
County of California Tobacco Securitization Agency, Refunding RB:
CABS-Subordinate, Series B-2, 0.00%, 06/01/55(b)	4,780	830,477
Senior, Series A, 4.00%, 06/01/49	465	523,041
Golden State Tobacco Securitization Corp., Refunding RB:
Asset-Backed, Series A (AGM), 5.00%, 06/01/40	9,765	11,568,596
Series A-1, 5.00%, 06/01/31	7,560	9,480,618
Series A-1, 3.50%, 06/01/36	9,315	9,417,744
Series A-1, 5.00%, 06/01/47	11,350	11,601,856
Series A-2, 5.00%, 06/01/47	1,645	1,681,503
Tobacco Securitization Authority of Northern California, Refunding RB, Asset-Backed Bonds, Series A-1, 5.50%, 06/01/45	1,435	1,435,043
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Asset Securitization Corporation:
5.00%, 06/01/48	1,155	1,344,790
San Diego Country, 0.00%, 06/01/54(b)	13,750	2,337,363

		50,221,031

Transportation — 16.4%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	1,500	1,740,765
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 4.00%, 12/31/47	13,915	14,874,857
California Municipal Finance Authority, Refunding ARB, United Airlines, Inc. Project, AMT, 4.00%, 07/15/29	2,500	2,517,050
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.00%, 05/01/29	6,435	6,897,419
5.00%, 05/01/44	5,000	6,127,250
San Francisco International Airport, 5.00%, 05/01/41	5,000	5,850,700
City of Los Angeles California Department of Airports, ARB, AMT:
Senior Series A, 5.00%, 05/15/40	3,830	4,455,247
Series D, 5.00%, 05/15/35	2,000	2,344,560
Series D, 5.00%, 05/15/36	1,500	1,755,570
Sub-Series A, 5.00%, 05/15/47	6,725	7,972,555
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, 5.00%, 05/15/43	7,000	9,014,670

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	$3,075	$3,633,850
Series A, 5.00%, 03/01/47	11,770	13,766,545
Series A-1, 5.25%, 03/01/23	3,785	3,878,225
City of San Jose California International Airport, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 6.25%, 03/01/34	1,400	1,440,810
County of Sacramento California Airport System Revenue, Refunding ARB:
Airport System Subordinate Revenue, Sub-Series B, 5.00%, 07/01/41	1,250	1,431,663
Senior Series A, 5.00%, 07/01/41	2,500	2,948,300
County of San Bernardino California Transportation Authority, RB, Limited Tax Bonds, Series A, 5.25%, 03/01/40	4,545	5,260,474
County of San Diego Regional Airport Authority, Refunding ARB, Subordinate, Series A, 5.00%, 07/01/42	4,275	5,183,993
Port of Los Angeles Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	500	567,735
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, AMT, Series A, 5.00%, 05/01/47	5,000	5,861,150

		107,523,388

Utilities — 15.8%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(a)	2,200	2,275,900
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	3,000	3,220,140
City of Los Angeles California Department of Water & Power, RB, Power System, Series A, 5.00%, 07/01/42	8,825	10,954,914
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series A, 5.00%, 11/01/39	5,245	6,275,695
City of San Mateo Foster Public Financing Authority, RB, Clean Water Program, 4.00%, 08/01/44	2,000	2,410,420
County of Los Angeles Facilities Inc., RB, Vermont Corridor County Administration Building, Series A, 5.00%, 12/01/51	18,270	22,485,985
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(a)	4,000	4,115,400
East Bay California Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 4.00%, 06/01/45	4,585	5,326,486
East Bay Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/49	11,190	14,477,958
El Dorado Irrigation District, Refunding RB, Series A (AGM), 5.25%, 03/01/24(a)	10,000	11,807,300
San Diego Public Facilities Financing Authority, Refunding RB, Subordinate, Series A, 5.00%, 08/01/43	9,655	12,125,811
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 02/01/33	7,325	7,870,712

		103,346,721

Total Municipal Bonds in California		689,805,614

Puerto Rico — 4.4%

State — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(b)	8,705	2,537,246
Series A-1, 4.75%, 07/01/53	8,317	8,830,991
Series A-1, 5.00%, 07/01/58	11,280	12,148,786
Series A-2, 4.33%, 07/01/40	2,677	2,784,375

Security	Par (000)	Value

State (continued)
Series A-2, 4.78%, 07/01/58	$553	$588,917
Series B-1, 4.75%, 07/01/53	848	900,754
Series B-2, 4.78%, 07/01/58	822	874,386

Total Municipal Bonds in Puerto Rico		28,665,455

Total Municipal Bonds — 109.9% (Cost — $652,317,708)		718,471,069

Municipal Bonds Transferred to Tender Option Bond Trusts(d) — 51.3%

California — 51.3%

County/City/Special District/School District — 23.5%
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	11,982,198
County of San Luis California Obispo Community College District, GO, Refunding, Election of 2014, Series A, 4.00%, 08/01/40	6,585	7,499,522
County of San Mateo California Community College District, GO, Election of 2014, Series A, 5.00%, 09/01/45	17,615	21,140,462
Foothill-De Anza Community College District, GO, Series C, 5.00%, 08/01/21(a)	40,000	41,928,800
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	18,225,532
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	9,990	12,247,540
Southwestern Community College District, GO, Election of 2008, Series D, 5.00%, 08/01/44	10,820	12,987,787
Visalia Unified School District, COP, (AGM), 4.00%, 05/01/48	8,493	8,574,783
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/40	17,000	19,314,550

		153,901,174

Education — 3.8%
State of California University, Refunding RB, Series A, 5.00%, 11/01/43	6,001	7,223,388
University of California, RB, Series AM, 5.25%, 05/15/44	10,210	11,923,238
University of California, Refunding RB, Series AF, 5.00%, 05/15/39	5,000	5,618,500

		24,765,126

Health — 15.8%
California Health Facilities Financing Authority, RB:
City of Hope Obligated Group, 5.00%, 11/15/49(e)	5,000	5,881,800
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 11/15/56	6,000	7,184,580
Sutter Health, Series A, 5.00%, 08/15/52	14,520	16,091,064
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanent, Sub-Series A-2, 4.00%, 11/01/44	17,720	20,130,274
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 08/15/55	4,500	5,276,430
Providence St. Joseph Health, Series A, 4.00%, 10/01/47	4,997	5,532,076
Sutter Health, Series A, 5.00%, 08/15/43	19,425	22,624,679
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	19,070	20,356,271

		103,077,174

Transportation — 5.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/49(e)	10,005	11,405,200

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
City of Los Angeles California Department of Airports, ARB, Series D, AMT, 5.00%, 05/15/41	$13,331	$15,487,167
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	3,645	4,298,885
Senior Revenue, Series A, 5.00%, 05/15/40	5,500	6,397,875

		37,589,127

Utilities — 2.5%
City of Los Angeles California Wastewater System Revenue, RB, Green Bonds, Series A, 5.00%, 06/01/44	13,790	16,532,004

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 51.3% (Cost — $309,504,004)		335,864,605

Total Long-Term Investments — 161.2% (Cost — $961,821,712)		1,054,335,674

	Shares

Short-Term Securities — 0.3%
BlackRock Liquidity Funds California Money Fund, Institutional Class,
0.02%(f)(g)	1,871,543	1,871,730

Total Short-Term Securities — 0.3% (Cost — $1,871,807)		1,871,730

Total Investments — 161.5% (Cost — $963,693,519)		1,056,207,404

Other Assets Less Liabilities — 1.6%		10,529,538

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.3)%		(158,901,059)

VMTP Shares, at Liquidation Value — (38.8)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$653,835,883

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to May 15, 2025, is $10,754,131. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased		Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	—	1,871,543	(b)	—	1,871,543	$1,871,730	$41,474	$2,384	$(77)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(10,258,248)	$—	$(10,258,248)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$939,790	$—	$939,790

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — Short	$34,668,471

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$1,054,335,674	$—	$1,054,335,674
Short-Term Securities	1,871,730	—	—	1,871,730

	$1,871,730	$1,054,335,674	$—	$1,056,207,404

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(158,512,208)	$—	$(158,512,208)
VMTP Shares at Liquidation Value	—	(254,000,000)	—	(254,000,000)

	$—	$(412,512,208)	$—	$(412,512,208)

See notes to financial statements.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 136.2%

New Jersey — 131.5%

Corporate — 2.2%
New Jersey EDA, RB:
Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	$795	$752,611
State House Project, Series B, Remark 10, 5.00%, 06/15/43	1,235	1,417,805
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 07/01/46	2,770	3,167,162
New Jersey Natural Gas Company Project, 3.38%, 04/01/38	2,230	2,346,450
New Jersey Natural Gas Company Project, 3.50%, 04/01/42	1,675	1,756,823
Provident Group-Montclair Properties LLC (AGM), 5.00%, 06/01/42	810	953,103

		10,393,954

County/City/Special District/School District — 14.1%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	11,130	11,518,994
5.25%, 11/01/44	3,755	3,861,116
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 07/01/39	3,340	4,029,911
County of Essex New Jersey, GO, Vocational School, Series B, 3.00%, 09/01/46	1,700	1,785,561
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/27	250	331,350
5.50%, 10/01/28	4,840	6,591,015
County of Hudson New Jersey Improvement Authority, RB, CAB, Series A-1 (NPFGC), 0.00%, 12/15/32(a)	1,000	756,690
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 09/01/30	500	501,345
County of Union New Jersey, GO, Refunding, 4.00%, 03/01/21(b)	11,425	11,678,520
County of Union New Jersey Utilities Authority, Refunding RB, Resources Recovery Facility, Covanta Union, Inc., AMT, Series A, 5.25%, 12/01/31	650	686,569
Ewing Township Board of Education, GO:
4.00%, 07/15/38	1,470	1,743,655
4.00%, 07/15/39	1,330	1,574,268
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25(c)	535	661,608
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/26(c)	1,415	1,809,332
School Facilities Construction, Series EEE, 5.00%, 06/15/43	5,395	6,193,568
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC)(c):
5.50%, 03/01/21	7,430	7,653,420
5.50%, 03/01/22	4,200	4,544,568
Township of Irvington New Jersey, GO, Refunding, Series A (AGM), 5.00%, 07/15/33	1,175	1,334,553

		67,256,043

Education — 22.8%
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 07/01/44	1,985	2,238,584
Series A, 5.00%, 07/01/31	1,950	2,288,091

Security	Par (000)	Value

Education (continued)
Series A, 5.00%, 07/01/32	$1,775	$2,073,697
Series A, 5.00%, 07/01/33	2,250	2,617,268
Series A, 5.00%, 07/01/34	1,200	1,389,924
New Jersey EDA, LRB, Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 06/15/33	3,065	3,434,639
New Jersey EDA, RB:
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/38	190	206,125
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/50	495	534,021
Friends of Vineland Public Charter School Projects, Series A, 5.25%, 11/01/54(d)	2,235	2,227,937
Provident Group — Rowan Properties LLC, Series A, 5.00%, 01/01/35	2,000	1,958,460
Provident Group — Rowan Properties LLC, Series A, 5.00%, 01/01/48	2,000	1,879,580
School Facilities Construction, 4.00%, 06/15/49	2,930	3,112,920
Series WW, 5.25%, 06/15/25(b)	460	570,478
Series WW, 5.25%, 06/15/40	7,915	8,841,134
New Jersey EDA, Refunding RB, Provident Group-Monteclair Properties LLC (AGM), 5.00%, 06/01/37	3,990	4,763,302
New Jersey Educational Facilities Authority, RB:
Green Bond, Series A, 5.00%, 07/01/45	1,345	1,589,239
Higher Educational Capital Improvement Fund, Series A, 4.00%, 09/01/28	9,705	10,506,633
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/33	5,370	5,952,430
Series C, 3.25%, 07/01/49	585	613,566
Series C, 4.00%, 07/01/50	495	558,449
New Jersey Educational Facilities Authority, Refunding RB:
Montclair State University, Series A, 5.00%, 07/01/39	15,555	17,495,331
Montclair State University, Series A, 5.00%, 07/01/44	3,540	3,947,808
Seton Hall University, Series D, 5.00%, 07/01/38	500	537,575
Seton Hall University, Series D, 5.00%, 07/01/43	600	639,204
Stevens Institute of Technology, Series A, 4.00%, 07/01/47	1,145	1,216,734
Stockton University, Series A, 5.00%, 07/01/28	1,135	1,370,183
New Jersey Higher Education Student Assistance Authority, RB, AMT, Student Loan:
Senior Series 1A, 4.00%, 12/01/28	575	598,644
Senior Series 1A, 4.50%, 12/01/28	1,340	1,410,216
Senior Series 1A, 4.00%, 12/01/29	375	389,843
Senior Series 1A, 4.00%, 12/01/29	3,155	3,313,286
Senior Series 1A, 4.50%, 12/01/29	1,685	1,772,064
Senior Series 1A, 4.63%, 12/01/30	1,650	1,738,605
Senior Series 1A, 4.00%, 12/01/31	620	639,945
Senior Series 1A, 4.25%, 12/01/32	1,130	1,185,438
Senior Series 1A, 4.13%, 12/01/35	375	383,456
Senior Series 1A, 4.50%, 12/01/36	995	1,044,869
Sub-Series C, 4.00%, 12/01/48	1,760	1,835,592
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.38%, 12/01/24	570	596,602
5.50%, 12/01/26	685	717,880
New Jersey Institute of Technology, RB, Series A, 5.00%, 07/01/45	7,500	8,792,250
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(b)	1,565	1,772,363

		108,754,365

Health — 12.9%
County of Camden Improvement Authority, Refunding RB, Cooper Healthcare System, Series A, 5.00%, 02/15/33	2,000	2,204,880

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
New Jersey EDA, Refunding RB, Cranes Mill Project:
5.00%, 01/01/34	$675	$683,687
5.00%, 01/01/39	675	671,321
New Jersey Health Care Facilities Financing Authority, RB:
Inspira Health Obligated Group, 5.00%, 07/01/42	2,270	2,669,838
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	7,105	7,949,713
Valley Health System Obligated Group, 4.00%, 07/01/44	2,175	2,437,523
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.50%, 07/01/21(b)	4,055	4,252,195
AHS Hospital Corp., 6.00%, 07/01/21(b)	4,180	4,402,251
AHS Hospital Corp., 4.00%, 07/01/41	1,600	1,792,336
Catholic Health East Issue, 5.00%, 11/15/20(b)	1,925	1,951,142
Meridian Health System Obligated Group, 5.00%, 07/01/25	1,000	1,083,420
Meridian Health System Obligated Group, 5.00%, 07/01/26	3,720	4,027,904
Princeton Healthcare System, 5.00%, 07/01/34	1,330	1,599,817
Princeton Healthcare System, 5.00%, 07/01/39	1,825	2,172,626
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/43	1,865	2,052,283
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	3,080	3,624,575
St. Barnabas Health Care System, Series A, 5.00%, 07/01/21(b)	3,640	3,799,905
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(b)	4,450	4,670,720
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(b)	4,860	5,101,056
Virtua Health, 5.00%, 07/01/28	3,000	3,461,970
Virtua Health, 5.00%, 07/01/29	715	823,937

		61,433,099

Housing — 7.1%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	1,300	1,407,718
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 05/01/27	2,260	2,263,752
M/F Housing, Series A, 4.55%, 11/01/43	4,710	4,840,608
S/F Housing, Series B, 4.50%, 10/01/30	8,085	8,411,715
New Jersey Housing & Mortgage Finance Agency, Refunding RB:
M/F Housing, Series 2, AMT, 4.60%, 11/01/38	3,120	3,293,035
M/F Housing, Series 2, AMT, 4.75%, 11/01/46	3,795	3,974,352
M/F Housing, Series A, 4.00%, 11/01/48	370	402,172
M/F Housing, Series A, 4.10%, 11/01/53	220	238,561
M/F, Series D, AMT, 4.25%, 11/01/37	490	535,565
M/F, Series D, AMT, 4.35%, 11/01/42	1,000	1,082,020
S/F Housing, Series A, 3.75%, 10/01/35	3,810	4,304,728
S/F Housing, Series E, 2.25%, 10/01/40(e)	1,690	1,696,371
S/F Housing, Series E, 2.40%, 10/01/45(e)	1,300	1,304,901

		33,755,498

State — 21.0%
Garden State Preservation Trust, RB, CAB, Series B (AGM)(a):
0.00%, 11/01/23	15,725	14,928,686
0.00%, 11/01/25	10,000	9,044,200
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	5,047,550
5.25%, 11/01/21	7,705	8,077,537

Security	Par (000)	Value

State (continued)
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 07/01/21(a)	$2,325	$2,281,569
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	4,465	5,013,347
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/24	1,785	1,970,247
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/26	6,085	6,940,186
School Facilities Construction, Series KK, 5.00%, 09/01/22(b)	325	357,646
Series WW, 5.25%, 06/15/33	380	431,349
Series WW, 5.00%, 06/15/34	5,500	6,145,700
Series WW, 5.00%, 06/15/36	3,115	3,463,787
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/24	5,000	5,189,200
Cigarette Tax, 5.00%, 06/15/26	1,250	1,296,125
Cigarette Tax, 5.00%, 06/15/28	2,430	2,517,213
Cigarette Tax, 5.00%, 06/15/29	3,195	3,310,116
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 09/01/27	1,000	1,180,040
School Facilities Construction, Series NN, 5.00%, 03/01/29	5,000	5,430,050
Sub Series A, 5.00%, 07/01/33	3,875	4,395,102
Sub Series A, 4.00%, 07/01/34	7,300	7,722,670
Sub-Series A, 4.00%, 07/01/32	5,000	5,326,850

		100,069,170

Tobacco — 5.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/46	3,000	3,486,960
Series A, 5.25%, 06/01/46	1,960	2,315,329
Sub-Series B, 5.00%, 06/01/46	17,315	19,479,548

		25,281,837

Transportation — 38.3%
County of Essex New Jersey Improvement Authority, RB, Governmental, Loan Revenue Bonds, 4.00%, 11/01/49	575	649,951
Delaware River Port Authority, RB:
5.00%, 01/01/29	2,000	2,292,120
5.00%, 01/01/37	8,830	10,034,324
New Brunswick Parking Authority, Refunding RB, City Guaranteed, Series B (AGM), 3.00%, 09/01/39	2,500	2,590,350
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT:
Private Activity Bond, 5.13%, 01/01/34	2,290	2,527,862
5.38%, 01/01/43	7,730	8,517,069
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 01/01/35	1,440	1,735,747
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 01/01/29	4,000	5,376,120
Series A (AGM), 5.25%, 01/01/30	4,000	5,486,480
Series A (BHAC), 5.25%, 01/01/29	500	672,015
Series B, 5.00%, 01/01/34	2,300	2,837,303
Series G, 5.00%, 01/01/36	5,000	6,118,650
Series G, 4.00%, 01/01/43	3,320	3,730,750
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(a)	6,000	3,606,660
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32(a)	8,800	6,273,080
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(a)	4,160	2,500,618
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36(a)	7,210	4,181,079

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	$2,250	$2,611,440
Series BB, 4.00%, 06/15/50	3,325	3,514,326
Transportation Program Notes, Series BB, 5.00%, 06/15/33	1,340	1,587,887
Transportation Program, Series AA, 5.00%, 06/15/33	3,000	3,175,470
Transportation Program, Series AA, 5.25%, 06/15/33	5,690	6,218,886
Transportation Program, Series AA, 5.25%, 06/15/34	1,305	1,476,360
Transportation Program, Series AA, 5.00%, 06/15/38	2,340	2,555,093
Transportation System, Series A, 6.00%, 06/15/21(b)	6,365	6,686,878
Transportation System, Series A, 5.00%, 06/15/42	5,000	5,251,200
Transportation System, Series A (NPFGC), 5.75%, 06/15/24	1,205	1,389,473
Transportation System, Series B, 5.25%, 06/15/36	2,500	2,572,150
Transportation System, Series D, 5.00%, 06/15/32	3,300	3,691,578
New Jersey Transportation Trust Fund Authority, Refunding RB:
Federal Highway Reimbursement, Series A, 5.00%, 06/15/31	6,730	7,776,986
Transportation System, 4.00%, 12/15/39	165	177,941
Transportation System, Series A, 5.00%, 12/15/32	4,285	5,091,608
Transportation System, Series A, 5.00%, 12/15/35	1,095	1,287,819
New Jersey Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/40	5,740	6,949,762
Port Authority of New York & New Jersey, ARB:
Consolidated Bonds, 218th Series, AMT, 4.00%, 11/01/34	1,640	1,931,526
Consolidated Bonds, 218th Series, AMT, 4.00%, 11/01/47	2,485	2,806,882
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,198,820
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,032,790
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	4,000	4,056,600
Port Authority of New York & New Jersey, RB, Consolidated Bonds, 221th Series, AMT, 4.00%, 07/15/45	2,165	2,472,776
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/33	4,005	4,497,094
Consolidated, 206th Series, 5.00%, 11/15/42	3,110	3,723,230
Consolidated, 206th Series, 5.00%, 11/15/47	3,475	4,117,145
Port Authority of New York & New Jersey, Refunding RB, Consolidated Bonds:
200th Series, 5.00%, 09/01/36	3,090	3,978,004
212th Series, 4.00%, 09/01/37	4,825	5,756,418
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B:
5.00%, 01/01/42	3,000	3,276,270
AMT, 5.00%, 01/01/48	1,500	1,622,685
State of New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	8,000	9,058,880

		182,674,155

Utilities — 7.8%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 04/01/22	2,000	2,004,640
New Jersey EDA, Refunding RB, American Water Co., Inc, AMT, Series A, 2.20%, 10/01/39(f)	850	870,111
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 08/01/20	6,045	6,045,000
Passaic Valley Sewerage Commission, Refunding RB, Series J:
3.00%, 12/01/40	1,140	1,234,004
3.00%, 12/01/41	1,170	1,262,594
3.00%, 12/01/42	1,190	1,280,904
3.00%, 12/01/43	1,220	1,309,536
3.00%, 12/01/44	1,250	1,338,150
3.00%, 12/01/45	1,275	1,362,427

Security	Par (000)	Value

Utilities (continued)
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC)(a):
0.00%, 09/01/26	$4,100	$3,869,293
0.00%, 09/01/28	6,600	5,995,110
0.00%, 09/01/29	9,650	8,553,181
0.00%, 09/01/33	2,350	1,871,305

		36,996,255

Total Municipal Bonds in New Jersey		626,614,376

Guam — 0.3%

Utilities — 0.3%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	1,015	1,242,431

Puerto Rico — 4.4%

State — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(a)	7,564	2,204,679
Series A-1, 4.75%, 07/01/53	583	619,030
Series A-1, 5.00%, 07/01/58	3,462	3,728,643
Series A-2, 4.33%, 07/01/40	11,732	12,202,571
Series A-2, 4.78%, 07/01/58	878	935,026
Series B-1, 4.75%, 07/01/53	638	677,690
Series B-2, 4.78%, 07/01/58	618	657,385

Total Municipal Bonds in Puerto Rico		21,025,024

Total Municipal Bonds — 136.2% (Cost — $596,120,491)		648,881,831

Municipal Bonds Transferred to Tender Option Bond Trusts(g) — 28.2%

New Jersey — 28.2%

County/City/Special District/School District — 5.5%
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	7,573	7,856,100
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	17,300	18,273,298

		26,129,398

Education — 2.4%
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(b)	10,000	11,325,000

Health — 1.4%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	6,133	6,719,440

State — 4.9%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	12,460	15,923,756
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 03/01/29(h)	6,698	7,274,281

		23,198,037

Transportation — 8.9%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	3,120	3,729,399
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 07/01/22(b)(h)	9,300	10,159,785
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(h)	2,661	2,737,399

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
163rd Series, 5.00%, 07/15/39	$15,545	$15,579,506
169th Series, 5.00%, 10/15/41	10,000	10,451,100

		42,657,189

Utilities — 5.1%
New Jersey EDA, Refunding RB, New Jersey Natural Gas Company Project, AMT(b)(f)(h):
3.00%, 08/01/41	9,749	9,942,231
3.00%, 08/01/43	14,021	14,298,939

		24,241,170

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.2% (Cost — $126,391,634)		134,270,234

Total Long-Term Investments — 164.4% (Cost — $722,512,125)		783,152,065

	Shares

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(i)(j)	871,254	871,428

Total Short-Term Securities — 0.2% (Cost — $871,063)		871,428

Total Investments — 164.6% (Cost — $723,383,188)		784,023,493

Other Assets Less Liabilities — 0.1%		345,426

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.0)%		(71,393,752)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (49.7)%		(236,665,991)

Net Assets Applicable to Common Shares — 100.0%		$476,309,176

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	When-issued security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September, 01, 2020 to February, 01, 2037 is $26,167,472. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,382,612	—	(1,511,358	)(b)	871,254	$871,428	$23,848	$597	$365

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(5,631,958)	$—	$(5,631,958)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$253,861	$—	$253,861

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$18,274,957

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$783,152,065	$—	$783,152,065
Short-Term Securities	871,428	—	—	871,428

	$871,428	$783,152,065	$—	$784,023,493

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(71,299,741)	$—	$(71,299,741)
VRDP Shares at Liquidation Value	—	(237,100,000)	—	(237,100,000)

	$—	$(308,399,741)	$—	$(308,399,741)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments July 31, 2020	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 124.9%

Alabama — 0.3%
City of Selma IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$350	$368,393

Arizona — 2.6%
Arizona IDA, RB(a):
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A:
5.00%, 07/01/39	190	197,336
5.00%, 07/01/49	210	215,966
5.00%, 07/01/54	165	169,330
Odyssey Preparatory Academy Project, 4.38%, 07/01/39	225	234,193
County of Maricopa Arizona IDA, Refunding RB:
Honorhealth, Series A, 4.13%, 09/01/38	270	312,919
Legacy Traditional Schools Project(a): 5.00%, 07/01/39	100	108,651
5.00%, 07/01/54	210	223,094
County of Maricopa Pollution Control Corp., Refunding RB, EL Paso Electric Co. Palo Verde Project, Series B, 3.60%, 04/01/40	1,250	1,366,175
County of Pima IDA, RB, American Leadership Academy Project, 5.00%, 06/15/47(a)	325	323,134

		3,150,798

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	550	556,529

California — 12.5%
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 4.00%, 12/31/47	780	833,805
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT:
2nd 5.50%, 05/01/28	720	810,209
2nd 5.25%, 05/01/33	560	623,470
City of San Jose California International Airport, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.50%, 03/01/30	1,600	1,640,944
6.25%, 03/01/34	1,250	1,286,438
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,000	2,418,480
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/47	620	633,758
Series A-2, 5.00%, 06/01/47	175	178,883
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/23(b)	970	1,136,054
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(b)	1,000	1,053,170
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	1,740	1,984,140
5.25%, 05/15/38	495	554,954
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,156,860
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	490	558,595
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	370	419,850

		15,289,610

Colorado — 2.9%
City & County of Denver Colorado, RB, Capital Appreciation Bonds Series, Series A-2, 0.00%, 08/01/38(c)	835	450,449

Security	Par (000)	Value

Colorado (continued)
City & County of Denver Colorado Airport System Revenue, ARB, Series A, AMT:
5.50%, 11/15/28	$500	$570,165
5.50%, 11/15/30	225	255,886
5.50%, 11/15/31	270	306,701
Colorado Educational & Cultural Facilities Authority, RB, Rocky Mountain School of Expeditionary Learning, 5.00%, 03/01/50(a)	320	310,205
Colorado Educational & Cultural Facilities Authority, Refunding RB, Rocky Mountain Classical Academy Project, 5.00%, 10/01/59(a)	425	434,622
Denver International Business Center Metropolitan District No. 1, GO, Series A, 4.00%, 12/01/48	495	505,544
Haskins Station Metropolitan District, GO, Series A, 5.00%, 12/01/39	650	653,880

		3,487,452

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail and Capital Improvement Projects, Series B, 4.00%, 10/01/49	620	686,941

Florida — 14.4%
Capital Trust Agency, Inc., RB, Advantage Academy of Hillsborough Projects, Series A:
5.00%, 12/15/49	140	153,504
5.00%, 12/15/54	125	137,029
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	575	658,180
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,170	1,324,580
County of Lee Florida Airport Revenue, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,000	1,041,350
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	40	40,543
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	25	25,338
County of Miami-Dade, RB, Seaport Department:
Series A, 6.00%, 10/01/38	1,840	2,099,532
Series A, 5.50%, 10/01/42	2,125	2,373,922
Series B, AMT, 6.00%, 10/01/26	590	676,742
Series B, AMT, 6.00%, 10/01/27	775	887,887
Series B, AMT, 6.25%, 10/01/38	310	353,527
Series B, AMT, 6.00%, 10/01/42	410	466,051
County of Miami-Dade, Refunding RB, Seaport Department, Series D, AMT, 6.00%, 10/01/26	735	843,060
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/22(b)	2,165	2,381,868
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/23(b)	500	580,155
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 08/01/41	1,000	1,093,770
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-2(c):
0.00%, 10/01/46	555	227,095
0.00%, 10/01/47	540	213,030
0.00%, 10/01/48	380	144,601
0.00%, 10/01/49	315	115,526

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB, Waste Pro USA, Inc. Project, AMT(a):
5.00%, 05/01/29	$180	$192,179
5.00%, 08/01/29(d)	100	101,654
Florida Development Finance Corp., Refunding RB, Renaissance Charter School Inc. Project, Series C, 5.00%, 09/15/50(a)	105	111,463
Osceola Chain Lakes Community Development District, Special Assessment Bonds:
4.00%, 05/01/40	270	274,536
4.00%, 05/01/50	260	262,340
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/23(b)	710	812,055

		17,591,517

Georgia — 4.2%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	2,000	2,968,600
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	625	685,450
4.00%, 01/01/59	1,180	1,274,589
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/49	230	250,461

		5,179,100

Hawaii — 1.9%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,000	1,137,990
State of Hawaii Airports System Revenue, COP, AMT:
5.25%, 08/01/25	250	278,873
5.25%, 08/01/26	810	902,186

		2,319,049

Idaho — 0.6%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, 4.00%, 12/01/43	605	693,548

Illinois — 16.2%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,010	1,103,879
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(b)	645	659,745
Series A, 5.75%, 01/01/39	125	127,315
Series C, 6.50%, 01/01/21(b)	1,930	1,980,643
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,050,610
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 06/01/28	3,000	3,006,420
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	1,375	1,437,095
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,098,740
5.25%, 12/01/43	1,190	1,273,859
Illinois Finance Authority, RB, Series A:
Carle Foundation, 6.00%, 08/15/41	1,555	1,626,639
Chicago LLC, University of Illinois at Chicago Project, 5.00%, 02/15/37	480	490,464
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	400	428,316
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, 4.00%, 06/15/50	410	409,828
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	940	981,435
6.00%, 06/01/21	270	283,014

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO:
5.25%, 02/01/32	$1,000	$1,088,930
5.50%, 07/01/33	1,500	1,621,965
5.50%, 07/01/38	280	301,563
Miscellaneous Purpose, Series D 5.00%, 11/01/28	175	201,789
Rebuild Illinois Program, Series C 4.00%, 11/01/43	440	455,563
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	60	69,265

		19,697,077

Indiana — 0.3%
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	375	402,484

Iowa — 1.1%
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Series B, 3.00%, 12/01/39	1,275	1,288,107

Louisiana — 1.1%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	1,000	1,153,620
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	135	136,548

		1,290,168

Maryland — 0.4%
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	435	490,589

Massachusetts — 2.3%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	645	724,748
Massachusetts Development Finance Agency, Refunding RB:
Emerson College, 5.00%, 01/01/41	525	571,174
Series A, 4.00%, 07/01/44	685	733,333
Wellforce Issue, Series C (AGM), 3.00%, 10/01/45	340	345,239
Wellforce Issue, Series C (AGM), 4.00%, 10/01/45	420	477,826

		2,852,320

Michigan — 0.5%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 07/01/36	5	5,019
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	515	575,924

		580,943

Minnesota — 3.0%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,790	3,120,336
5.25%, 02/15/58	475	566,732

		3,687,068

Mississippi — 1.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,190	1,405,319
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(b)	260	299,221

		1,704,540

New Jersey — 8.2%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, 5.38%, 01/01/43	1,000	1,101,820
Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	530	591,469
School Facilities Construction, Series EEE, 5.00%, 06/15/43	140	160,723

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	$665	$676,990
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.00%, 06/15/46	1,885	2,154,536
Transportation System, Series AA, 5.50%, 06/15/39	1,600	1,747,168
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	550	621,759
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	525	645,068
Series A, 5.25%, 06/01/46	1,255	1,482,519
Sub-Series B, 5.00%, 06/01/46	740	832,507

		10,014,559

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/44	100	100,895

New York — 10.7%
City of New York Housing Development Corp., RB, M/F Housing, Series C-1A, 4.20%, 11/01/44	1,500	1,583,370
Metropolitan Transportation Authority, RB, Transportation, Series C, 4.00%, 11/15/33	100	101,625
Metropolitan Transportation Authority, Refunding RB, Green Bonds, Series C-1:
5.00%, 11/15/25	100	111,606
5.00%, 11/15/26	65	73,448
4.75%, 11/15/45	2,075	2,318,875
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	425	451,720
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/45	1,530	1,892,289
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	600	656,016
Port Authority of New York & New Jersey, ARB, Consolidate Bonds, Series 221, AMT, 4.00%, 07/15/60	1,250	1,400,712
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,500	2,550,975
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	410	487,031
State of New York Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/45	1,240	1,427,463

		13,055,130

North Carolina — 0.2%
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System (AGM), 4.00%, 01/01/55	230	257,349

Ohio — 3.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	1,690	1,862,938
County of Hamilton Ohio, Refunding RB, Trihealth, Inc. Obligated Group Project, 4.00%, 08/15/50	590	676,517
State of Ohio Turnpike & Infrastructure Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,500	1,681,290

		4,220,745

Oklahoma — 0.4%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	400	464,776

Oregon — 0.5%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	475	256,334
Medford Hospital Facilities Authority, Refunding RB, Asante Projects, Series A, 4.00%, 08/15/50	15	17,195

Security	Par (000)	Value

Oregon (continued)
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, GO, CAB, Deferred Interest, Series A, 0.00%, 06/15/38(c)	$470	$290,394

		563,923

Puerto Rico — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	1,749	509,781
Series A-1, 4.75%, 07/01/53	1,571	1,668,088
Series A-1, 5.00%, 07/01/58	2,122	2,285,436
Series A-2, 4.33%, 07/01/40	516	536,697
Series A-2, 4.78%, 07/01/58	107	113,950
Series B-1, 4.75%, 07/01/53	164	174,202
Series B-2, 4.78%, 07/01/58	159	169,133

		5,457,287

Rhode Island — 0.9%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	950	1,053,208

South Carolina — 12.2%
County of Charleston South Carolina, ARB, Special Sources, 5.25%, 12/01/38	1,470	1,691,411
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/26	1,810	2,050,676
6.00%, 07/01/38	1,155	1,303,776
5.50%, 07/01/41	1,000	1,111,300
South Carolina Jobs EDA, RB, Hilton Head Christian Academy, 5.00%, 01/01/55(a)	335	295,892
South Carolina Jobs EDA, Refunding RB:
Anmed Health Projects, 5.00%, 02/01/38	2,710	3,204,277
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	715	815,479
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	800	916,648
State of South Carolina Ports Authority, ARB, (AMT), 5.25%, 07/01/25(b)	750	929,542
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	40	44,923
State of South Carolina Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	1,795	2,034,991
Series E, 5.25%, 12/01/55	425	498,109

		14,897,024

Tennessee — 2.0%
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	205	216,823
5.25%, 10/01/58	1,930	2,253,873

		2,470,696

Texas — 11.9%
Brazos Higher Education Authority, Inc., RB, Subordinate, Student Loan Program, Series 1B (AMT), 3.00%, 04/01/40	205	197,827
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	930	1,038,066
City of Houston Texas Airport System Revenue, Refunding ARB, United Airlines, Inc. Terminal Improvement Projects, Series B-2 (AMT), 5.00%, 07/15/27	100	105,241
City of Houston Texas Airport System Revenue, Refunding RB, Series A:
Special Facilities, Continental Airlines, Inc., AMT, 6.63%, 07/15/38	150	153,054
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/27	100	105,290

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Texas Industrial Development Corp., RB, NRG Energy, Inc. Project, 4.13%, 12/01/45	$95	$98,796
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	1,031,470
Dallas-Fort Worth International Airport, Refunding ARB, Joint Revenue, Series E, AMT, 5.50%, 11/01/27	2,500	2,878,675
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	730	823,951
New Hope Cultural Education Facilities Finance Corp., RB, Cumberland Academy Project, Series C, 5.00%, 08/15/50(a)	180	184,329
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(b)	2,120	2,241,116
North Texas Tollway Authority, Refunding RB:
1st Tier (AGM), 6.00%, 01/01/21(b)	1,000	1,024,040
2nd Tier, 4.25%, 01/01/49	2,335	2,655,992
Red River Education Finance Corp., RB, Texas Christian University Project, 5.25%, 03/15/23(b)	420	476,066
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/55	525	554,206
Texas Transportation Commission, RB, First Tier Toll Revenue:
CAB, 0.00%, 08/01/41(c)	1,000	429,960
CAB, 0.00%, 08/01/42(c)	615	250,256
5.00%, 08/01/57	210	246,065

		14,494,400

Utah — 0.2%
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A, 5.00%, 06/15/39(a)	100	105,002
Utah Charter School Finance Authority, Refunding RB, Renaissance Academy Project, 5.00%, 06/15/40(a)	135	143,348

		248,350

Virginia — 0.8%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/22(b)	380	406,003
Virginia Housing Development Authority, RB, S/F Housing, Series E, 2.80%, 07/01/55	615	629,908

		1,035,911

Washington — 1.0%
State of Washington Housing Finance Commission, RB, Transforming Age Project, Series A, 5.00%, 01/01/55(a)	195	190,620
State of Washington Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/43(a)	1,000	1,056,210

		1,246,830

Wisconsin — 1.0%
Public Finance Authority, RB:
Acts Retirement-Life Communities, Inc. Obligated Group, Series A, 5.00%, 11/15/41	70	82,320
Blue Ridge Healthcare, Series A, 3.00%, 01/01/50	210	211,768
Founders of Academy Las Vegas, 5.00%, 07/01/55	120	123,470
Public Finance Authority, Refunding RB, Penick Village Obligation Group, 5.00%, 09/01/54(a)	115	102,156
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, WHPC Madison Pool Project, Series A, 4.70%, 07/01/47	660	722,238

		1,241,952

Total Municipal Bonds — 124.9% (Cost — $139,563,993)		152,139,268

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(e) — 42.0%

California — 4.6%
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	$2,050	$2,401,185
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	2,565	3,144,639

		5,545,824

Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/49(f)	1,310	1,431,634

Connecticut — 1.2%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,216	1,404,740

District of Columbia — 0.7%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	790	904,052

Florida — 1.6%
Escambia County Health Facilities Authority, Refunding RB, Health Care Facilities Revenue Bonds, 4.00%, 08/15/45(a)(d)(f)	1,771	1,943,456

Georgia — 0.9%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48(a)(d)	1,025	1,154,027

Idaho — 1.5%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,570	1,808,891

Illinois — 0.9%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,004	1,157,366

Michigan — 1.4%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	1,444	1,648,182

Nevada — 3.6%
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 06/01/28	4,200	4,365,774

New Jersey — 1.7%
New Jersey Higher Education Student Assistance Authority, RB, Subordinate, Series C (AMT), 4.25%, 12/01/50(a)(d)	977	1,016,411
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	1,000	1,029,097

		2,045,508

New York — 11.6%
City of New York, GO, Sub-Series-D1, Series D, 5.00%, 12/01/43(f)	2,380	2,952,009
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,740	1,947,843
City of New York Water & Sewer System, Refunding RB, Water & Sewer System, 2nd General Resolution, Series BB, 5.25%, 12/15/21(b)	2,999	3,208,435
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(f):
5.75%, 02/15/21(b)	619	636,423
5.75%, 02/15/47	381	391,508

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$3,000	$3,170,161
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(f)	1,770	1,883,702

		14,190,081

North Carolina — 0.8%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48(a)(d)	837	916,842

Pennsylvania — 1.6%
Pennsylvania Turnpike Commission, RB, Subordinate, Series A, 5.50%, 12/01/42	1,664	1,995,496

Rhode Island — 1.7%
Rhode Island Health & Educational Building Corp., RB, Higher Education Facility, Series A, 4.00%, 09/15/47	1,832	2,032,198

Texas — 1.5%
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	982	1,071,419
3.75%, 09/01/49	697	760,262

		1,831,681

Virginia — 1.7%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(f)	1,668	2,102,268

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(f)	1,391	1,592,506

Wisconsin — 2.5%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.10%, 11/01/43	1,222	1,376,378
4.45%, 05/01/57	1,528	1,720,504

		3,096,882

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.0% (Cost — $47,355,876)		51,167,408

Total Long-Term Investments — 166.9% (Cost — $186,919,869)		203,306,676

Security	Shares	Value

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(g)(h)	698,339	$698,478

Total Short-Term Securities — 0.6% (Cost — $698,478)		698,478

Total Investments — 167.5% (Cost — $187,618,347)		204,005,154

Other Assets Less Liabilities — 0.9%		1,060,481

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.0)%		(26,755,582)

VMTP Shares, at Liquidation Value — (46.4)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$121,810,053

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 15, 2020 to February 15, 2047 is $6,987,131. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,088,769	—	(1,390,430	)(b)	698,339	$698,478	$7,724	$342	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Investment Quality Fund (MFT)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,147,227)	$—	$(2,147,227)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$—	$—	$108,165	$—	$108,165

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$5,375,338

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$203,306,676	$—	$203,306,676
Short-Term Securities	698,478	—	—	698,478

	$698,478	$203,306,676	$—	$204,005,154

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(26,721,851)	$—	$(26,721,851)
VMTP Shares at Liquidation Value	—	(56,500,000)	—	(56,500,000)

	$—	$(83,221,851)	$—	$(83,221,851)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments July 31, 2020	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 137.6%

Michigan — 133.4%

Corporate — 3.5%
County of Monroe Michigan EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 09/01/22	$14,500	$16,477,220

County/City/Special District/School District — 26.5%
Anchor Bay School District, GO, Refunding (Q-SBLF)(a):
4.38%, 05/01/21	1,600	1,650,416
4.50%, 05/01/21	1,505	1,553,807
Battle Creek School District Michigan, GO, Refunding, (Q-SBLF), 5.00%, 05/01/37	1,170	1,393,306
Berkley School District, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/35	2,965	3,503,088
Byron Center Public Schools, GO, School Building & Site, Series I (Q-SBLF):
5.00%, 05/01/43	4,475	5,473,372
5.00%, 05/01/47	740	901,749
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 05/01/38	5,185	5,838,725
Comstock Park Michigan Public Schools, GO, School Building & Site, Series B (Q-SBLF)(a):
5.50%, 05/01/21	3,385	3,519,858
County of Saginaw Michigan, GO, 4.00%, 11/01/42	2,000	2,296,080
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 05/01/39	5,300	5,317,649
Dearborn School District, GO, School Building & Site, Series A (Q-SBLF):
5.00%, 05/01/32	1,500	1,689,000
5.00%, 05/01/33	1,600	1,799,488
5.00%, 05/01/34	1,200	1,348,008
Dowagiac Union School District, GO, (Q-SBLF), 5.00%, 05/01/41	1,140	1,363,178
East Lansing School District, GO, School Building & Site, Series I (Q-SBLF), 5.00%, 05/01/42	1,000	1,217,920
Farmington Public School District, GO, Refunding, School Building & Site (AGM):
5.00%, 05/01/33	1,500	1,800,915
5.00%, 05/01/34	1,500	1,799,670
5.00%, 05/01/35	1,000	1,198,870
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	4,950	5,210,667
Fraser Public School District, GO, Refunding, School Building & Site (Q-SBLF):
5.00%, 05/01/43	2,000	2,433,660
5.00%, 05/01/47	3,225	3,895,187
Gibraltar School District, GO, (Q-SBLF), 5.00%, 05/01/36	750	930,300
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 05/01/21(a)	4,115	4,278,942
5.50%, 05/01/32	1,000	1,036,200
5.50%, 05/01/36	460	475,944
Grandville Public Schools, GO, School Building & Site:
Bonds, Series I (AGM), 4.00%, 05/01/38	1,410	1,682,581
Bonds, Series I (AGM), 4.00%, 05/01/39	1,000	1,190,180
Series II (AGM), 5.00%, 05/01/40	3,250	3,807,700
Gull Lake Community School District, GO, School Building & Site, Series I (Q-SBLF), 5.00%, 05/01/45	4,000	4,918,360
Hudsonville Public Schools, GO, Series I (Q-SBLF):
4.00%, 05/01/42	1,825	2,194,964
4.00%, 05/01/43	1,875	2,250,975
4.00%, 05/01/44	1,950	2,337,231
4.00%, 05/01/45	2,040	2,441,329

Security	Par (000)	Value

County/City/Special District/School District (continued)
Jackson Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/42	$4,000	$4,936,640
Kentwood Public Schools, GO, School Building & Site:
5.00%, 05/01/41	1,120	1,339,229
5.00%, 05/01/44	1,815	2,158,579
Livonia Public Schools, GO, Series I (AGM), 5.00%, 05/01/43	5,000	5,520,050
Mattawan Consolidated School District Michigan, GO, Series I (Q-SBLF), 5.00%, 05/01/39	3,375	3,969,270
Mona Shores Public Schools, GO, School Building & Site, Series I (Q-SBLF):
5.00%, 05/01/42	1,000	1,262,160
5.00%, 05/01/43	1,025	1,291,746
5.00%, 05/01/44	1,525	1,919,335
Swartz Creek Community Schools, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/44	4,270	5,402,276
Troy School District Michigan, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/28	2,000	2,279,640
Walled Lake Consolidated School District, GO, School Building & Site (Q-SBLF):
5.00%, 05/01/37	2,850	3,191,601
5.00%, 05/01/40	2,630	2,936,632
5.00%, 05/01/43	1,530	1,704,971
Zeeland Public Schools, GO, School Building & Site, Series A (AGM):
5.00%, 05/01/33	1,000	1,186,630
5.00%, 05/01/34	1,000	1,184,240
5.00%, 05/01/35	1,000	1,180,540

		124,212,858

Education — 27.3%
City of Grand Rapids Michigan EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	766,202
Grand Valley State University, RB, 5.00%, 12/01/43	1,600	1,971,232
Lake Superior State University, RB, General (AGM), 5.00%, 01/15/48	3,750	4,454,887
Michigan Finance Authority, Refunding RB:
Cesar Chavez Academy Project, 4.00%, 02/01/29	700	726,271
Cesar Chavez Academy Project, 5.00%, 02/01/33	830	901,588
College for Creative Studies, 4.00%, 12/01/33	1,720	1,803,798
College for Creative Studies, 5.00%, 12/01/36	1,550	1,690,399
College for Creative Studies, 5.00%, 12/01/40	2,900	3,132,986
College for Creative Studies, 5.00%, 12/01/45	4,400	4,711,696
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/29	5,900	6,180,073
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/30	2,850	2,982,839
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/31	3,150	3,293,924
Michigan Technological University, RB, General, Series A, 5.00%, 10/01/45	1,800	2,092,590
Oakland University, RB:
5.00%, 03/01/41	3,635	4,292,426
General, 5.00%, 03/01/32	400	426,892
General, Series A, 5.00%, 03/01/38	5,490	6,040,921
General, Series A, 5.00%, 03/01/43	16,845	18,451,845
State of Michigan University, Refunding RB, Series A, 5.00%, 08/15/38	10,000	11,178,000
State of Wayne University, RB, General, Series A, 5.00%, 11/15/40	13,000	14,685,710
University of Michigan, RB, Series A, 5.00%, 04/01/39	3,425	3,955,841
Western Michigan University, Refunding RB:
General, University and College Improvements, 5.25%, 11/15/40	3,500	3,686,375

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
General, University and College Improvements, 5.25%, 11/15/43	$8,475	$9,549,545
General, University and College Improvements (AGM), 5.25%, 11/15/33	1,000	1,138,320
General, University and College Improvements (AGM), 5.00%, 11/15/39	1,750	1,966,055
Series A, 5.00%, 11/15/44	5,650	7,081,879
Series A, 5.00%, 11/15/49	8,680	10,805,558

		127,967,852

Health — 32.2%
County of Grand Traverse Hospital Finance Authority, RB, Munson Healthcare Obligated Group:
Series A, 5.00%, 07/01/49	2,610	3,159,248
Series A, 5.00%, 07/01/44	4,230	4,804,096
Series A, 5.00%, 07/01/47	2,200	2,488,948
Series B, 4.00%, 07/01/49	2,000	2,255,640
Kalamazoo EDC, Refunding RB, Heritage Community of Kalamazoo Project:
5.00%, 05/15/32	920	966,064
5.00%, 05/15/42	425	430,568
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/21(a)	7,500	7,967,475
Kentwood EDC, Refunding RB, Holland Home Obligated Group, 5.00%, 11/15/41	2,335	2,425,598
Michigan Finance Authority, RB:
Beaumont Health Credit Group, 4.00%, 11/01/46	1,025	1,113,457
Sparrow Obligated Group, 5.00%, 11/15/36	2,500	2,719,000
Sparrow Obligated Group, 5.00%, 11/15/45	3,750	4,278,112
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 4.00%, 11/15/46	8,500	9,316,170
Henry Ford Health System, 5.00%, 11/15/37	3,000	3,554,310
Henry Ford Health System, 5.00%, 11/15/41	1,000	1,174,420
Hospital, McLaren Health Care, 5.00%, 05/15/32	1,000	1,184,650
Hospital, McLaren Health Care, 5.00%, 05/15/33	2,000	2,362,340
Hospital, McLaren Health Care, 5.00%, 05/15/34	6,500	7,648,810
Hospital, McLaren Health Care, 5.00%, 05/15/35	4,945	5,797,567
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,365,560
Hospital; Trinity Health Credit Group, 5.00%, 12/01/21(a)	4,980	5,300,762
MidMichigan Health, 5.00%, 06/01/39	1,500	1,709,895
Trinity Health Credit Group, 5.00%, 12/01/21(a)	11,520	12,262,925
Trinity Health Credit Group, 5.00%, 06/01/26(a)	290	367,961
Trinity Health Credit Group, 5.00%, 12/01/45	19,445	22,852,931
Michigan Strategic Fund, Refunding RB, Holland Home Obligated Group, 5.00%, 11/15/43	1,220	1,261,029
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	27,365	30,957,204
State of Michigan Hospital Finance Authority, Refunding RB:
McLaren Health Care, Series A, 5.00%, 06/01/35	2,250	2,414,655
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	5,300	5,594,627

		150,734,022

Housing — 6.8%
State of Michigan HDA, RB:
M/F Housing, Rental Housing Revenue, Series A, 4.45%, 10/01/34	1,000	1,075,760
M/F Housing, Rental Housing Revenue, Series A, 4.63%, 10/01/39	3,490	3,730,671
M/F Housing, Rental Housing Revenue, Series A, 4.75%, 10/01/44	5,000	5,322,700
M/F Housing, Series A, 4.30%, 10/01/40	3,320	3,643,069
M/F, Series A, 4.00%, 10/01/43	7,420	8,223,660
M/F, Williams Pavilion, AMT (Ginnie Mae), 4.75%, 04/20/37	3,025	3,028,358

Security	Par (000)	Value

Housing (continued)
S/F Housing, Series A, 4.00%, 12/01/44	$4,000	$4,501,320
S/F Housing, Series C, 4.13%, 12/01/38	1,915	2,154,241

		31,679,779

State — 18.8%
Michigan Finance Authority, RB:
Charter County of Wayne Criminal Justice Center Project, 5.00%, 11/01/34	215	273,772
Charter County of Wayne Criminal Justice Center Project, 5.00%, 11/01/43	4,000	4,978,320
Charter County of Wayne Criminal Justice Center Project, 5.00%, 11/01/38	2,500	3,147,175
Local Government Loan Program, Series F, 5.00%, 04/01/31	1,000	1,053,690
Local Government Loan Program, Series F, 5.25%, 10/01/41	8,595	9,047,613
Michigan Finance Authority, Refunding RB, Detroit Regional Convention Facility Authority Local Project Bonds, 5.00%, 10/01/39	5,400	6,318,972
Michigan Strategic Fund, RB:
1-75 Improvement Project, AMT (AGM), 4.25%, 12/31/38	14,000	15,807,400
I-75 Improvement Project, AMT, 5.00%, 12/31/43	15,000	16,853,100
Michigan Senate Offices Project, Series A, 5.25%, 10/15/40	3,000	3,581,280
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	7,000	7,403,270
State of Michigan, COP, (AMBAC), 0.00%, 06/01/22(b)(c)	3,000	2,974,020
State of Michigan Building Authority, Refunding RB:
Facilities Program, Series I-A, 5.50%, 10/15/45	2,000	2,110,520
Series I, 5.00%, 04/15/41	4,750	5,789,205
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	3,000	3,170,100
5.00%, 11/15/36	5,345	5,641,487

		88,149,924

Transportation — 6.0%
County of Wayne Airport Authority, ARB, Series A, 5.00%, 12/01/42	1,000	1,203,200
County of Wayne Airport Authority, RB:
Detroit Metropolitan Wayne County Airport, AMT (NPFGC), 5.00%, 12/01/39	1,475	1,673,019
Series B, AMT, 5.00%, 12/01/42	1,000	1,184,500
Series B, AMT, 5.00%, 12/01/47	1,250	1,469,062
Series D, 5.00%, 12/01/35	3,850	4,537,379
Series D, 5.00%, 12/01/45	7,500	8,692,950
County of Wayne Airport Authority, Refunding RB, Series F, AMT, 5.00%, 12/01/34	8,000	9,304,480

		28,064,590

Utilities — 12.3%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/22(a)	2,655	2,914,579
City of Detroit Michigan Water Supply System Revenue, RB, Series A:
Senior Lien, 5.25%, 07/01/21(a)	4,325	4,525,983
(NPFGC), 5.00%, 07/01/34	10	10,030
City of Grand Rapids Michigan Sanitary Sewer System Revenue, Refunding RB, Series A (NPFGC), 5.50%, 01/01/22	550	577,110
City of Holland Michigan Electric Revenue, RB, Electric Utility Systems, Series A, 5.00%, 07/01/39	10,000	10,412,900
City of Lansing Board of Water & Light, RB, Board of Water & Light Utilities System, Series A, 5.00%, 07/01/21(a)	3,180	3,320,683

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of Port Huron Michigan Water Supply System Revenue, RB,
5.25%, 10/01/31	$500	$524,815
5.63%, 10/01/40	1,500	1,575,990
Downriver Utility Wastewater Authority, Refunding RB, (AGM), 5.00%, 04/01/43	1,000	1,237,060
Great Lakes Water Authority Water Supply System Revenue, RB, Second Lien, Series B, 5.00%, 07/01/46	10,000	11,789,900
Karegnondi Water Authority, Refunding RB, Water Supply System:
5.00%, 11/01/41	2,750	3,371,473
5.00%, 11/01/45	3,000	3,636,750
Michigan Finance Authority, Refunding RB:
Government Loan Program, 5.00%, 07/01/34	2,000	2,370,220
Government Loan Program, 5.00%, 07/01/35	750	885,960
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/31	1,000	1,160,210
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/32	5,250	6,084,382
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/33	3,000	3,472,860

		57,870,905

Total Municipal Bonds in Michigan		625,157,150

Puerto Rico — 4.2%

State — 4.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(b)	6,295	1,834,804
Series A-1, 4.75%, 07/01/53	534	567,001
Series A-1, 5.00%, 07/01/58	825	888,542
Series A-2, 4.33%, 07/01/40	1,109	1,153,482
Series A-2, 4.78%, 07/01/58	103	109,690
Series B-1, 4.75%, 07/01/53	616	654,321
Series B-1, 5.00%, 07/01/58	7,451	8,034,711
Series B-2, 4.33%, 07/01/40	5,880	6,108,908
Series B-2, 4.78%, 07/01/58	597	635,047

Total Municipal Bonds in Puerto Rico		19,986,506

Total Municipal Bonds — 137.6% (Cost — $594,466,340)		645,143,656

Municipal Bonds Transferred to Tender Option Bond Trusts(d) — 17.4%

Michigan — 17.4%

Education — 7.2%
Eastern Michigan University, RB, General ,Series A (AGM), 4.00%, 03/01/44	10,000	11,145,500
State of Wayne University, RB, General, Series A, 5.00%, 11/15/43(e)	8,530	10,612,513
University of Michigan, Refunding RB, General, 5.00%, 04/01/46	10,000	12,142,702

		33,900,715

Health — 2.5%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	10,002	11,613,195
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39(a)	190	202,238

		11,815,433

Security	Par (000)	Value

State — 4.9%
Michigan Finance Authority, Refunding RB, Student Loan, AMT, Series A, 4.00%, 11/01/28	$8,750	$9,172,712
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	5,150	6,203,020
State of Michigan University, RB, Board of Trustees, Series B, 5.00%, 02/15/44(e)	5,750	7,278,177

		22,653,909

Utilities — 2.8%
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/44	10,000	12,946,599

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.4% (Cost — $73,997,448)		81,316,656

Total Long-Term Investments — 155.0% (Cost — $668,463,788)		726,460,312

	Shares

Short-Term Securities — 0.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(f)(g)	3,877,197	3,877,972

Total Short-Term Securities — 0.8% (Cost — $3,876,517)		3,877,972

Total Investments — 155.8% (Cost — $672,340,305)		730,338,284

Other Assets Less Liabilities — 2.4%		11,331,517

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.8)%		(41,422,497)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (49.4)%		(231,495,200)

Net Assets Applicable to Common Shares — 100.0%		$468,752,104

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November, 15 2026 to February, 15 2027, is $ 9,881,917. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

(g)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased		Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,325,529	1,551,668	(b)	—	3,877,197	$3,877,972	$38,748	$12,053	$1,286

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(6,133,797)	$—	$(6,133,797)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$415,774	$—	$415,774

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$18,121,387

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$726,460,312	$—	$726,460,312
Short-Term Securities	3,877,972	—	—	3,877,972

	$3,877,972	$726,460,312	$—	$730,338,284

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(41,362,055)	$—	$(41,362,055)
VRDP Shares at Liquidation Value	—	(231,900,000)	—	(231,900,000)

	$—	$(273,262,055)	$—	$(273,262,055)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments July 31, 2020	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 117.5%

Pennsylvania — 113.1%

Corporate — 2.8%
Pennsylvania Economic Development Financing Authority, RB, Project:
Aqua Pennsylvania, Inc. Series B, 4.50%, 12/01/42	$2,630	$2,662,112
Green Bond, Covanta AMT, 3.25%, 08/01/39(a)	1,950	1,812,779
Waste Management, Inc., Series A, AMT, 0.70%, 08/01/37(b)	1,250	1,249,688
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	180	182,167
National Gypsum Co., 5.50%, 11/01/44	135	138,572

		6,045,318

County/City/Special District/School District — 28.9%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	190	197,775
5.00%, 05/01/42	450	467,433
Altoona Area School District, GO:
(BAM), 5.00%, 12/01/36	125	149,576
(BAM), 5.00%, 12/01/45	600	706,176
Series A (AGM), 5.00%, 12/01/36	1,180	1,412,000
Bethlehem Area School District, GO (BAM), Series A:
5.00%, 08/01/34	1,610	1,914,982
5.00%, 08/01/35	1,210	1,436,391
Borough of West Chester Pennsylvania, GO, Refunding, 3.50%, 11/15/35	1,095	1,204,752
Boyertown Area School District, GO:
5.00%, 10/01/36	610	698,401
5.00%, 10/01/38	920	1,050,980
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 09/01/26	1,095	1,197,065
Coatesville School District, GO(c):
Series A, 0.00%, 10/01/34	160	94,542
Series A, 0.00%, 10/01/35	1,435	801,404
Series A, 0.00%, 10/01/37	1,395	711,659
Refunding Series B, 0.00%, 10/01/33	275	168,336
Refunding Series B, 0.00%, 10/01/34	550	321,882
Refunding Series C, 0.00%, 10/01/33	360	220,057
County of Bucks Pennsylvania Water & Sewer Authority, RB, Series A (AGM):
5.00%, 12/01/37	780	918,450
5.00%, 12/01/40	1,000	1,170,420
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	1,025	1,272,148
5.00%, 03/01/43	775	953,172
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	150	161,012
County of York Pennsylvania, GO, Refunding, 5.00%, 09/01/20(d)	500	501,820
Dallastown Area School District, GO, Refunding, 5.00%, 04/15/34	1,235	1,456,275
East Pennsboro Area School District, GO (BAM):
4.00%, 10/01/40	355	408,733
4.00%, 10/01/44	840	958,885
Fox Chapel Area School District, GO:
5.00%, 02/01/39	1,345	1,658,183
5.00%, 02/01/42	1,250	1,509,587
Governor Mifflin School District, GO, Series A:
4.00%, 04/01/39	360	418,378
4.00%, 04/01/40	225	260,968

Security	Par (000)	Value

County/City/Special District/School District (continued)
4.00%, 04/01/42	$640	$739,155
4.00%, 04/01/43	570	656,771
4.00%, 04/01/46	665	762,482
Marple Newtown School District, GO, 3.00%, 06/01/40	1,375	1,500,895
School District of Philadelphia, RB, Series A, 4.00%, 06/30/21	3,500	3,615,220
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 09/01/30(c)	6,145	5,220,608
Springfield School District/Delaware County, GO:
5.00%, 03/01/36	870	1,092,372
5.00%, 03/01/37	890	1,114,458
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 07/15/34	2,190	2,272,103
Corry Area School District, CAB, 0.00%, 12/15/22(c)	1,640	1,623,912
Corry Area School District, CAB, 0.00%, 12/15/23(c)	1,980	1,942,657
Corry Area School District, CAB, 0.00%, 12/15/24(c)	1,980	1,917,175
Corry Area School District, CAB, 0.00%, 12/15/25(c)	1,770	1,686,226
Township of Bristol Pennsylvania School District, GO:
5.00%, 06/01/40	775	857,530
(BAM), 5.00%, 06/01/42	1,685	2,057,874
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	1,270	1,345,451
Township of Lower Paxton Pennsylvania, GO:
5.00%, 04/01/42	435	493,699
5.00%, 04/01/46	1,435	1,622,454
Series A, 4.00%, 04/01/39	400	466,132
Series A, 4.00%, 04/01/40	150	174,446
Series A, 4.00%, 04/01/42	315	364,811
Series A, 4.00%, 04/01/50	395	456,324
Tredyffrin Easttown School District, GO, 5.00%, 02/15/39	695	862,071
West Shore School District Pennsylvania, GO:
5.00%, 11/15/43	2,095	2,535,453
5.00%, 11/15/48	1,200	1,439,760
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	580	667,516

		61,888,997

Education — 19.5%
Berks County Municipal Authority, Refunding RB, Alvernia University Project:
5.00%, 10/01/39	160	165,851
5.00%, 10/01/49	430	440,238
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College, 5.00%, 08/15/26	100	100,139
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries Project:
4.00%, 01/01/36	395	394,550
4.13%, 01/01/38	160	160,803
5.00%, 01/01/39	760	816,901
County of Delaware Pennsylvania Authority, RB, Villanova University:
5.00%, 08/01/40	1,205	1,394,354
5.00%, 08/01/45	1,610	1,851,097
County of Delaware Pennsylvania Authority, Refunding RB, Cabrini University, 5.00%, 07/01/47	2,480	2,692,214
County of Montgomery Higher Education & Health Authority, Refunding RB, Series A:
Thomas Jeferson University, 5.00%, 09/01/37	840	1,018,760
Thomas Jefferson University, 5.00%, 09/01/48	1,500	1,780,215
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
Lafayette College, 4.00%, 11/01/38	1,160	1,337,561
Moravian College, 5.00%, 10/01/36	610	689,038

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	$2,000	$2,472,720
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	2,000	2,271,860
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 05/01/21(d)	3,700	3,840,082
Drexel University, Series A, 5.25%, 05/01/41	230	236,760
La Salle University, 5.00%, 05/01/37	1,325	1,370,673
Thomas Jefferson University, 5.00%, 09/01/45	2,000	2,244,580
Widener University, Series A, 5.25%, 07/15/33	1,580	1,698,152
Widener University, Series A, 5.50%, 07/15/38	385	414,091
Philadelphia Authority for Industrial Development, RB:
Alliance For Progress Charter School, Inc. Project, 4.00%, 06/15/29	280	283,584
Alliance For Progress Charter School, Inc. Project, 5.00%, 06/15/39	335	345,010
Alliance For Progress Charter School, Inc. Project, 5.00%, 06/15/49	935	949,352
Independence Charter School West Project, 5.00%, 06/15/50	575	584,436
University of Sciences, 5.00%, 11/01/42	2,710	2,883,982
Philadelphia Authority for Industrial Development, Refunding RB:
1st Series, 5.00%, 04/01/45	2,170	2,498,516
La Salle University, 4.00%, 05/01/42	2,985	2,978,284
Saint Johns University, 4.00%, 11/01/45	740	838,753
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 09/15/38	830	942,141
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 07/01/35	435	441,212
5.00%, 07/01/35	485	489,283
5.00%, 07/01/45	300	300,654
5.00%, 07/01/47	820	821,714

		41,747,560

Health — 16.9%
City of Pottsville Pennsylvania Hospital Authority, Refunding RB, Lehigh Valley Health, Series B, 5.00%, 07/01/41	3,000	3,532,380
County of Allegheny Hospital Development Authority, Refunding RB:
Allegheny Health Network Obligation, Class A (AGM), 4.00%, 04/01/44	3,440	3,784,963
Allegheny Health Network Obligated Group Issue, Series A, 4.00%, 04/01/37	1,700	1,901,790
Allegheny Health Network Obligated Group Issue, Series A, 5.00%, 04/01/47	700	826,952
County of Allegheny Pennsylvania Hospital Development Authority, RB, University of Pittsburgh Medical Center Health, Series B (NPFGC), 6.00%, 07/01/26	2,000	2,520,960
County of Bucks Pennsylvania IDA, Refunding RB, Pennswood Village Project, 5.00%, 10/01/37	940	1,001,523
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21(d)	2,410	2,621,381
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries, 5.00%, 01/01/38	2,600	2,713,672
County of Franklin Pennsylvania IDA, RB, Menno-Haven, Inc. Project:
5.00%, 12/01/29	70	74,493
5.00%, 12/01/39	135	137,639
5.00%, 12/01/49	100	98,664
5.00%, 12/01/54	365	354,032

Security	Par (000)	Value

Health (continued)
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/35	$575	$636,025
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Communities, Series C:
4.00%, 11/15/43	200	218,702
5.00%, 11/15/45	915	1,069,571
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 05/15/22(d)	865	939,684
Acts Retirement-Life Communities, 5.00%, 05/15/22(d)	555	602,919
Whitemarsh Continuing Care Retirement Community, 5.25%, 01/01/40	220	215,895
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
St. Luke’s University Health Network Project, 5.00%, 08/15/46	1,000	1,138,640
St. Lukes University Health Network Project, 5.00%, 08/15/48	1,125	1,326,161
County of Union Pennsylvania Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 08/01/21(d)	460	491,248
County of Wayne Hospital & Health Facilities Authority, RB, Wayne Memorial Hospital Project, Series A, 4.00%, 07/01/46	1,595	1,760,609
DuBois Hospital Authority, Refunding RB, Penn Highlands Healthcare, 4.00%, 07/15/48	2,060	2,263,961
Lancaster IDA, RB, Willow Valley Communities Project:
4.00%, 12/01/44	420	444,184
5.00%, 12/01/44	665	745,365
4.00%, 12/01/49	565	593,888
Lancaster IDA, Refunding RB, Garden Spot Village Project(d):
5.38%, 05/01/23	520	594,433
5.75%, 05/01/23	865	997,682
Mount Lebanon Hospital Authority, RB, St. Clair Memorial Hospital Project, 4.00%, 07/01/48	2,345	2,614,487

		36,221,903

Housing — 6.7%
City of Philadelphia Pennsylvania, GO, Refunding, Series A, 5.00%, 08/01/37	1,360	1,662,151
Geisinger Authority Pennsylvania, Refunding RB, Health System, Series A-2, 5.00%, 02/15/39	4,050	4,857,165
Pennsylvania HFA, RB:
S/F Housing, Series 128B, 4.00%, 10/01/47	3,760	4,098,249
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	385	295,052
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	400	294,376
Philadelphia IDA, RB, Series A:
3.50%, 12/01/36	810	587,137
4.00%, 12/01/46	2,970	2,113,393
4.00%, 12/01/51	805	555,563

		14,463,086

State — 5.6%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/35	1,295	1,597,137
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 06/01/22(d)	2,460	2,677,685
Pennsylvania Economic Development Financing Authority, RB, The Pennsylvania Rapid Bridge Replacement Project, 5.00%, 06/30/42	7,000	7,649,740

		11,924,562

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco — 4.5%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	$3,575	$4,454,164
5.00%, 06/01/34	4,175	5,173,618

		9,627,782

Transportation — 17.3%
City of Philadelphia Pennsylvania, ARB, Series A, 5.00%, 06/15/40	3,825	3,834,907
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B:
5.00%, 07/01/37	1,100	1,312,916
5.00%, 07/01/47	2,105	2,448,873
Delaware River Joint Toll Bridge Commission, RB, Bridge System, 5.00%, 07/01/42	1,500	1,850,070
Delaware River Port Authority, RB:
5.00%, 01/01/29	475	544,379
5.00%, 01/01/37	2,285	2,596,651
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	6,025	6,493,805
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42(c)	4,760	2,408,655
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40(c)	1,275	767,155
Sub-Series B, 5.25%, 12/01/48	1,930	2,325,940
Sub-Series B-1, 5.00%, 06/01/42	2,345	2,747,613
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	3,270	3,779,531
Southeastern Pennsylvania Transportation Authority, RB:
5.00%, 06/01/32	1,075	1,439,113
Capital Grant Receipts, 5.00%, 06/01/21(d)	1,860	1,934,474
Capital Grant Receipts, 5.00%, 06/01/21(d)	2,465	2,563,699

		37,047,781

Utilities — 10.9%
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	1,705	1,975,635
City of Philadelphia Pennsylvania Gas Works, RB, 9th Series:
5.25%, 08/01/20(d)	660	660,000
5.25%, 08/01/40	1,040	1,041,934
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 08/01/30	800	934,192
5.00%, 08/01/31	600	698,790
5.00%, 08/01/32	800	928,392
5.00%, 08/01/33	400	462,972
5.00%, 08/01/34	700	807,975
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 10/01/52	810	995,409
Series C (AGM), 5.00%, 08/01/20(d)	3,350	3,350,000
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series A:
5.00%, 10/01/43	3,040	3,789,390
5.00%, 11/01/45(e)	1,790	2,328,110
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement (BAM), 5.25%, 12/01/41	1,410	1,602,831
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 05/01/23(d)	420	475,810
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	460	563,072
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	1,195	1,239,502

Security	Par (000)	Value

Utilities (continued)
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 01/01/32	$1,520	$1,525,092

		23,379,106

Total Municipal Bonds in Pennsylvania		242,346,095

Puerto Rico — 4.4%

State — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	3,618	1,054,538
Series A-1, 4.75%, 07/01/53	265	281,377
Series A-1, 5.00%, 07/01/58	389	418,961
Series A-2, 4.33%, 07/01/40	519	539,817
Series A-2, 4.78%, 07/01/58	46	48,988
Series B-1, 4.75%, 07/01/53	283	300,605
Series B-1, 5.00%, 07/01/58	3,423	3,691,158
Series B-2, 4.33%, 07/01/40	2,701	2,806,150
Series B-2, 4.78%, 07/01/58	274	291,462

Total Municipal Bonds in Puerto Rico		9,433,056

Total Municipal Bonds — 117.5% (Cost — $233,944,319)		251,779,151

Municipal Bonds Transferred to Tender Option Bond Trusts(f) — 46.1%

Pennsylvania — 46.1%

Education — 19.7%
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Thomas Jefferson University Projects, 4.00%, 09/01/44(g)	3,100	3,467,536
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/47	3,900	4,647,981
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	3,493	4,104,141
Pennsylvania Higher Educational Facilities Authority, RB:
State System of Higher Education, Series AR, 4.00%, 06/15/38	11,335	12,515,880
University of Pennsylvania Health System, Series A, 5.75%, 08/15/21(d)	5,120	5,415,526
University of Pennsylvania Health System, Series A, 4.00%, 08/15/39(g)	7,815	8,256,626
Philadelphia Authority for Industrial Development, RB, Philadelphia College of osteopathic Medicine, 4.00%, 12/01/48(g)	3,300	3,722,829

		42,130,519

Health — 13.4%
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, Series A, 4.00%, 07/01/49(g)	2,501	2,816,581
Geisinger Authority Pennsylvania, RB, Health System, Series A-1, 5.13%, 06/01/41	7,430	7,671,845
Pennsylvania Economic Development Financing Authority, RB, University of Pittsburgh Medical Center, Series B, 4.00%, 03/15/40	8,000	8,763,280
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	4,680	4,855,173
Saint Mary Pennsylvania Hospital Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/48	3,754	4,541,810

		28,648,689

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing — 1.1%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 114A, AMT, 3.70%, 10/01/42(g)	$2,438	$2,500,095

State — 9.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(g)	6,000	7,006,740
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group:
4.00%, 06/01/49	5,385	6,187,042
Series A, 5.00%, 06/01/44	7,000	7,964,040

		21,157,822

Transportation — 2.0%
Pennsylvania Turnpike Commission, RB, Subordinate, Series A, 5.50%, 12/01/42	1,680	2,014,673
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,850	2,250,321

		4,264,994

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.1% (Cost — $91,075,844)		98,702,119

Total Long-Term Investments — 163.6% (Cost — $325,020,163)		350,481,270

	Shares

Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(h)(i)	1,880,268	1,880,644

Total Short-Term Securities — 0.9% (Cost — $1,880,644)		1,880,644

Total Investments — 164.5% (Cost — $326,900,807)		352,361,914

Liabilities in Excess of Other Assets — (0.6)%		(1,320,864)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.5)%		(54,571,231)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (38.4)%		(82,314,463)

Net Assets Applicable to Common Shares — 100.0%		$214,155,356

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 15, 2021 to June 1, 2039, is $16,004,026. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,353,360	—	(473,092	)(b)	1,880,268	$1,880,644	$15,830	$4,710	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2020	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,685,922)	$—	$(3,685,922)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$197,924	$—	$197,924

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$9,873,533

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$350,481,270	$—	$350,481,270
Short-Term Securities	1,880,644	—	—	1,880,644

	$1,880,644	$350,481,270	$—	$352,361,914

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(54,481,582)	$—	$(54,481,582)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)

	$—	$(137,081,582)	$—	$(137,081,582)

See notes to financial statements.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2020

	MUC	MUJ	MFT	MIY	MPA

ASSETS
Investments at value — unaffiliated(a)	$1,054,335,674	$783,152,065	$203,306,676	$726,460,312	$350,481,270
Investments at value — affiliated(b)	1,871,730	871,428	698,478	3,877,972	1,880,644
Receivables:
Investments sold	110,000	—	214,233	5,642,595	—
Dividends — affiliated	66	233	7	143	64
Interest — unaffiliated	13,496,442	5,537,437	2,017,573	7,515,814	3,251,865
Prepaid expenses	20,969	37,583	34,054	121,692	109,343

Total assets	1,069,834,881	789,598,746	206,271,021	743,618,528	355,723,186

ACCRUED LIABILITIES
Bank overdraft	—	—	384,012	—	69,468
Payables:
Investments purchased	—	2,990,000	123,224	—	3,553,909
Capital shares redeemed	—	—	—	—	40,779
Income dividend distributions — Common Shares	2,091,127	1,745,056	483,287	1,504,986	732,709
Interest expense and fees	388,851	94,011	33,731	60,442	89,649
Investment advisory fees	461,754	328,269	85,862	305,503	144,088
Directors’ and Officer’s fees	345,787	3,302	917	2,999	10,289
Reorganization costs	—	—	39,088	—	—
Other accrued expenses	199,271	163,200	88,996	135,239	130,894

Total accrued liabilities	3,486,790	5,323,838	1,239,117	2,009,169	4,771,785

OTHER LIABILITIES
TOB Trust Certificates	158,512,208	71,299,741	26,721,851	41,362,055	54,481,582
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	236,665,991	—	231,495,200	82,314,463
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	254,000,000	—	56,500,000	—	—

Total other liabilities	412,512,208	307,965,732	83,221,851	272,857,255	136,796,045

Total liabilities	415,998,998	313,289,570	84,460,968	274,866,424	141,567,830

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$653,835,883	$476,309,176	$121,810,053	$468,752,104	$214,155,356

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$581,297,061	$423,165,204	$113,417,472	$418,130,162	$194,031,865
Accumulated earnings	72,538,822	53,143,972	8,392,581	50,621,942	20,123,491

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$653,835,883	$476,309,176	$121,810,053	$468,752,104	$214,155,356

Net asset value per Common Share	$15.95	$15.83	$14.37	$15.88	$16.09

(a) Investments at cost — unaffiliated	$961,821,712	$722,512,125	$186,919,869	$668,463,788	$325,020,163
(b) Investments at cost — affiliated	$1,871,807	$871,063	$698,478	$3,876,517	$1,880,644
(c) Preferred Shares outstanding:
par value $0.05 per share	—	—	565	—	826
par value $0.10 per share	2,540	2,371	—	2,319	—
(d) Preferred Shares authorized	18,140	9,847	1,000,000	8,919	1,000,000
(e) Common Shares outstanding, par value $0.10 per share	41,002,483	30,087,169	8,478,719	29,509,535	13,308,155
(f) Common Shares authorized	199,981,860	199,990,153	unlimited	199,991,954	unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations

Year Ended July 31, 2020

	MUC	MUJ	MFT	MIY	MPA

INVESTMENT INCOME
Dividends — affiliated	$41,474	$23,848	$7,724	$38,748	$15,830
Interest — unaffiliated	36,969,073	30,863,507	8,202,627	28,251,010	13,100,159

Total investment income	37,010,547	30,887,355	8,210,351	28,289,758	13,115,989

EXPENSES
Investment advisory	5,774,949	3,901,836	1,013,202	3,674,838	1,705,895
Accounting services	139,066	113,660	44,873	110,635	63,324
Professional	118,272	92,951	60,643	102,119	73,694
Directors and Officer	47,957	32,203	9,251	31,246	15,311
Rating agency	47,209	47,209	47,209	47,209	47,209
Transfer agent	35,456	32,884	19,313	33,989	30,487
Custodian	17,274	30,039	13,511	8,514	13,796
Registration	14,995	11,031	8,919	10,820	8,921
Printing and postage	8,156	8,132	6,482	6,859	5,086
Reorganization costs	—	—	39,088	—	—
Liquidity fees	—	24,209	—	1,372,198	598,502
Remarketing fees on Preferred Shares	—	23,769	—	126,772	34,613
Miscellaneous	20,929	13,530	12,296	14,187	12,295

Total expenses excluding interest expense, fees and amortization of offering costs	6,224,263	4,331,453	1,274,787	5,539,386	2,609,133
Interest expense, fees and amortization of offering costs(a)	7,254,431	5,793,585	1,465,560	4,012,359	1,887,611

Total expenses	13,478,694	10,125,038	2,740,347	9,551,745	4,496,744
Less fees waived and/or reimbursed by the Manager	(378,200)	(3,848)	(602)	(3,467)	(2,681)

Total expenses after fees waived and/or reimbursed	13,100,494	10,121,190	2,739,745	9,548,278	4,494,063

Net investment income	23,910,053	20,766,165	5,470,606	18,741,480	8,621,926

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(10,258,248)	(5,631,958)	(2,147,227)	(6,133,797)	(3,685,922)
Investments — affiliated	2,384	597	342	12,053	4,710
Investments — unaffiliated	(4,427,473)	427,023	(82,232)	1,694,055	646,445

	(14,683,337)	(5,204,338)	(2,229,117)	(4,427,689)	(3,034,767)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	939,790	253,861	108,165	415,774	197,924
Investments — affiliated	(77)	365	—	1,286	—
Investments — unaffiliated	28,173,323	(37,730)	2,760,436	8,042,268	2,091,837

	29,113,036	216,496	2,868,601	8,459,328	2,289,761

Net realized and unrealized gain (loss)	14,429,699	(4,987,842)	639,484	4,031,639	(745,006)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$38,339,752	$15,778,323	$6,110,090	$22,773,119	$7,876,920

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MUC		MUJ
	Year Ended July 31,		Year Ended July 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$23,910,053	$23,450,577	$20,766,165	$19,771,208
Net realized loss	(14,683,337)	(7,240,768)	(5,204,338)	(3,422,603)
Net change in unrealized appreciation (depreciation)	29,113,036	28,806,519	216,496	22,945,821

Net increase in net assets applicable to Common Shareholders resulting from operations	38,339,752	45,016,328	15,778,323	39,294,426

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(22,325,852)	(23,581,636)	(19,607,452)	(18,996,935)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	(886,136)	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	16,013,900	21,434,692	(4,715,265)	20,297,491
Beginning of year	637,821,983	616,387,291	481,024,441	460,726,950

End of year	$653,835,883	$637,821,983	$476,309,176	$481,024,441

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets  (continued)

	MFT		MIY
	Year Ended July 31,		Year Ended July 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$5,470,606	$5,476,513	$18,741,480	$18,330,527
Net realized loss	(2,229,117)	(334,112)	(4,427,689)	(2,019,681)
Net change in unrealized appreciation (depreciation)	2,868,601	3,870,410	8,459,328	21,476,253

Net increase in net assets applicable to Common Shareholders resulting from operations	6,110,090	9,012,811	22,773,119	37,787,099

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(5,205,604)	(5,925,542)	(17,499,956)	(18,368,105)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	11,012	11,910	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	(886,694)	—

	11,012	11,910	(886,694)	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	915,498	3,099,179	4,386,469	19,418,994
Beginning of year	120,894,555	117,795,376	464,365,635	444,946,641

End of year	$121,810,053	$120,894,555	$468,752,104	$464,365,635

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MPA
	Year Ended July 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,621,926	$8,422,880
Net realized loss	(3,034,767)	(1,427,493)
Net change in unrealized appreciation (depreciation)	2,289,761	12,057,146

Net increase in net assets applicable to Common Shareholders resulting from operations	7,876,920	19,052,533

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common shareholders	(7,602,490)	(8,530,833)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(478,011)	(119,150)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(203,581)	10,402,550
Beginning of year	214,358,937	203,956,387

End of year	$214,155,356	$214,358,937

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Cash Flows

Year Ended July 31, 2020

	MUC	MUJ	MFT	MIY	MPA

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$38,339,752	$15,778,323	$6,110,090	$22,773,119	$7,876,920
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	180,434,096	99,065,898	80,091,427	93,509,539	43,684,347
Purchases of long-term investments	(167,010,093)	(108,115,369)	(82,960,421)	(68,064,299)	(40,593,076)
Net proceeds from sales (purchases) of short-term securities	(1,869,423)	1,512,623	1,391,051	(1,538,639)	(3,139,213)
Amortization of premium and accretion of discount on investments and other fees	7,100,826	658,007	847,307	4,254,697	1,069,742
Net realized (gain) loss on investments	4,425,089	(427,620)	81,890	(1,706,108)	(651,155)
Net unrealized (appreciation) depreciation on investments	(28,173,246)	37,365	(2,760,436)	(8,043,554)	(2,091,837)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	4,538	2,573	2,174	2,822	1,426
Interest — unaffiliated	771,027	(215,077)	61,836	603,285	101,391
Variation margin on futures contracts	6,438	4,813	1,496	5,250	1,250
Prepaid expenses	(530)	(3,394)	(2,050)	(32,649)	(44,790)

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	5,257	(808)	284	(10,128)	(969)
Interest expense and fees	(562,158)	(87,185)	(57,250)	(214,809)	(129,802)
Reorganization costs	—	—	39,088	—	—
Directors’ and Officer’s fees	(5,439)	327	72	135	209
Variation margin on futures contracts	(295,766)	(110,391)	(44,629)	(134,672)	(92,156)
Other accrued expenses	(68,872)	(72,926)	(22,684)	(363,175)	(95,625)

Net cash provided by operating activities	33,101,496	8,027,159	2,779,245	41,040,814	5,896,662

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(22,018,333)	(19,445,474)	(5,135,199)	(17,444,305)	(7,483,588)
Payments on redemption of Common Shares	—	(886,136)	—	(886,694)	(437,232)
Repayments of TOB Trust Certificates	(19,436,385)	—	(6,139,948)	(23,164,998)	(3,770,833)
Repayments of Loan for TOB Trust Certificates	(14,640,000)	—	(1,511,992)	—	(3,770,833)
Proceeds from TOB Trust Certificates	18,393,600	11,885,000	7,979,949	—	5,438,616
Proceeds from Loan for TOB Trust Certificates	14,640,000	—	1,511,992	—	3,770,833
Increase (decrease) in bank overdraft	(10,886,880)	—	384,012	—	69,468
Amortization of deferred offering costs	—	19,091	—	9,842	12,638

Net cash used for financing activities	(33,947,998)	(8,427,519)	(2,911,186)	(41,486,155)	(6,170,931)

CASH
Net decrease in restricted and unrestricted cash	(846,502)	(400,360)	(131,941)	(445,341)	(274,269)
Restricted and unrestricted cash at beginning of year	846,502	400,360	131,941	445,341	274,269

Restricted and unrestricted cash at end of year	$—	$—	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$7,816,589	$5,861,679	$1,522,810	$4,217,326	$2,004,775

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	11,012	—	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$27,360	$8,391	$29,391	$17,469
Cash pledged for futures contracts	846,502	373,000	123,550	415,950	256,800

	$846,502	$400,360	$131,941	$445,341	$274,269

See notes to financial statements.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MUC

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.56	$15.03	$15.53	$16.51	$15.78

Net investment income(a)	0.58	0.57	0.64	0.69	0.77
Net realized and unrealized gain (loss)	0.35	0.54	(0.47)	(0.93)	0.76

Net increase (decrease) from investment operations	0.93	1.11	0.17	(0.24)	1.53

Distributions to Common Shareholders(b)
From net investment income	(0.54)	(0.57)	(0.67)	(0.74)	(0.80)
From net realized gain	—	(0.01)	—	—	—

Total distributions	(0.54)	(0.58)	(0.67)	(0.74)	(0.80)

Net asset value, end of year	$15.95	$15.56	$15.03	$15.53	$16.51

Market price, end of year	$14.67	$14.00	$13.07	$14.75	$16.28

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.55%	8.17%	1.54%	(1.08)%	10.20%

Based on market price	8.92%	11.92%	(7.03)%	(4.73)%	20.08%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.11%	2.58%	2.38%	2.04%	1.60%

Total expenses after fees waived and/or reimbursed	2.05%	2.50%	2.29%	1.96%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)	0.92%	0.92%	0.93%	0.93%	0.93%

Net investment income to Common Shareholders	3.75%	3.82%	4.20%	4.44%	4.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$653,836	$637,822	$616,387	$636,865	$677,128

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$254,000	$254,000	$254,000	$254,000	$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$357,416	$351,111	$342,672	$350,734	$366,586

Borrowings outstanding, end of year (000)	$158,512	$159,555	$185,905	$181,685	$169,699

Portfolio turnover rate	16%	24%	24%	19%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUJ

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.95	$15.28	$15.57	$16.55	$15.62

Net investment income(a)	0.69	0.66	0.71	0.77	0.84
Net realized and unrealized gain (loss)	(0.16)	0.64	(0.26)	(0.94)	0.96

Net increase (decrease) from investment operations	0.53	1.30	0.45	(0.17)	1.80

Distributions to Common Shareholders from net investment income(b)	(0.65)	(0.63)	(0.74)	(0.81)	(0.87)

Net asset value, end of year	$15.83	$15.95	$15.28	$15.57	$16.55

Market price, end of year	$14.21	$14.43	$12.90	$14.88	$16.12

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.98%	9.44%	3.52%	(0.57)%	12.39%

Based on market price	3.17%	17.28%	(8.55)%	(2.44)%	26.20%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.14%	2.49%	2.23%	1.89%	1.52%

Total expenses after fees waived and/or reimbursed	2.14%	2.49%	2.23%	1.89%	1.52%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(d)(e)	0.92%	0.92%	0.93%	0.91%	0.90%

Net investment income to Common Shareholders	4.39%	4.28%	4.60%	4.95%	5.27%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$476,309	$481,024	$460,727	$469,417	$499,058

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$237,100	$237,100	$237,100	$237,100	$237,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$300,890	$302,878	$294,318	$297,983	$310,484

Borrowings outstanding, end of year (000)	$71,300	$59,415	$62,747	$63,877	$55,089

Portfolio turnover rate	13%	8%	14%	8%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016
Expense ratios	0.91%	0.91%	0.93%	0.91%	0.89%

See notes to financial statements.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MFT

	Year Ended July 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$14.26		$13.90	$14.60	$15.55	$14.95

Net investment income(a)	0.65		0.65	0.74	0.79	0.83
Net realized and unrealized gain (loss)	0.07		0.41	(0.64)	(0.91)	0.62

Net increase (decrease) from investment operations	0.72		1.06	0.10	(0.12)	1.45

Distributions to Common Shareholders from net investment income(b)	(0.61)		(0.70)	(0.80)	(0.83)	(0.85)

Net asset value, end of year	$14.37		$14.26	$13.90	$14.60	$15.55

Market price, end of year	$13.97		$13.59	$13.03	$14.67	$16.09

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.48%		8.21%	0.92%	(0.51)%	10.31%

Based on market price	7.60%		10.01%	(5.85)%	(3.39)%	27.63%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.30	%(d)	2.82%	2.47%	2.07%	1.61%

Total expenses after fees waived and/or reimbursed	2.30	%(d)	2.82%	2.47%	2.07%	1.61%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)	1.07	%(d)	1.05%	1.03%	1.00%	0.96%

Net investment income to Common Shareholders	4.58%		4.68%	5.23%	5.35%	5.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$121,810		$120,895	$117,795	$123,705	$131,739

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$56,500		$56,500	$56,500	$56,500	$56,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$315,593		$313,973	$308,487	$318,947	$333,167

Borrowings outstanding, end of year (000)	$26,722		$26,002	$28,786	$27,229	$21,953

Portfolio turnover rate	36%		39%	30%	34%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.26%, 2.26% and 1.03%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MIY

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.70	$15.04	$15.48	$16.36	$15.48

Net investment income(a)	0.63	0.62	0.69	0.75	0.79
Net realized and unrealized gain (loss)	0.14	0.66	(0.42)	(0.86)	0.92

Net increase (decrease) from investment operations	0.77	1.28	0.27	(0.11)	1.71

Distributions to Common Shareholders from net investment income(b)	(0.59)	(0.62)	(0.71)	(0.77)	(0.83)

Net asset value, end of year	$15.88	$15.70	$15.04	$15.48	$16.36

Market price, end of year	$14.24	$14.24	$12.89	$14.19	$15.38

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.52%	9.42%	2.37%	(0.07)%	11.99%

Based on market price	4.31%	15.80%	(4.29)%	(2.56)%	23.28%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.07%	2.46%	2.16%	1.88%	1.54	%(d)

Total expenses after fees waived and/or reimbursed	2.07%	2.46%	2.16%	1.88%	1.54	%(d)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)(f)	1.20%	1.09%	0.89%	0.89%	0.93	%(d)

Net investment income to Common Shareholders	4.06%	4.11%	4.49%	4.81%	5.02%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$468,752	$464,366	$444,947	$457,888	$483,968

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$231,900	$231,900	$231,900	$231,900	$231,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$302,135	$300,244	$291,870	$297,450	$308,697

Borrowings outstanding, end of year (000)	$41,362	$64,527	$60,002	$52,002	$51,227

Portfolio turnover rate	9%	15%	8%	13%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.49%, 1.49% and 0.88%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016
Expense ratios	0.88%	0.90%	—%	—%	—%

See notes to financial statements.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MPA

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$16.06	$15.27	$15.74	$16.76	$15.77

Net investment income(a)	0.65	0.63	0.71	0.76	0.80
Net realized and unrealized gain (loss)	(0.05)	0.80	(0.47)	(1.03)	1.02

Net increase (decrease) from investment operations	0.60	1.43	0.24	(0.27)	1.82

Distributions to Common Shareholders from net investment income(b)	(0.57)	(0.64)	(0.71)	(0.75)	(0.83)

Net asset value, end of year	$16.09	$16.06	$15.27	$15.74	$16.76

Market price, end of year	$14.09	$14.18	$13.26	$14.69	$16.07

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.33%	10.32%	2.09%	(1.20)%	12.38%

Based on market price	3.47%	12.18%	(5.01)%	(3.83)%	25.87%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.13%	2.55%	2.26%	1.91%	1.46%

Total expenses after fees waived and/or reimbursed	2.12%	2.55%	2.26%	1.91%	1.46%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(d)(e)	1.23%	0.99%	0.95%	0.94%	0.89%

Net investment income to Common Shareholders	4.08%	4.11%	4.56%	4.83%	4.98%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$214,155	$214,359	$203,956	$210,170	$223,738

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$82,600	$82,600	$82,600	$82,600	$82,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$359,268	$359,514	$346,921	$354,444	$370,869

Borrowings outstanding, end of year (000)	$54,482	$52,814	$58,176	$55,826	$48,710

Portfolio turnover rate	12%	21%	21%	15%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016
Expense ratios	0.93%	0.96%	—%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Investment Quality Fund	MFT	Massachusetts	Diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On June 16, 2020, the Board of Trustees of MFT and the Board of Trustees of BlackRock Municipal Income Trust II (BLE) each approved the reorganization of MFT into BLE. Subject to approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g.,TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended July 31, 2020. The adjusted cost basis of securities at July 31, 2019, if applicable, are as follows:

MUC	$986,839,014
MUJ	713,086,727
MFT	196,811,263
MPA	325,468,223

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provides the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The management of each of MFT, MIY and MPA believes that each fund’s restrictions on borrowings do not apply to the fund’s TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUC	$1,731,032	$717,547	$213,563	$2,662,142
MUJ	796,454	258,872	150,186	1,205,512
MFT	298,439	108,428	48,615	455,482
MIY	665,757	229,028	69,554	964,339
MPA	604,574	233,371	68,581	906,526

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended July 31, 2020, the following table is a summary of each fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUC	$335,864,605	$158,512,208	0.16% — 0.28%	$157,687,503	1.68%
MUJ	134,270,234	71,299,741	0.15% — 0.36%	70,650,287	1.70
MFT	51,167,408	26,721,851	0.18% — 0.49%	26,725,428	1.70
MIY	81,316,656	41,362,055	0.19% — 0.36%	56,189,759	1.72
MPA	98,702,119	54,481,582	0.18% — 0.49%	53,910,331	1.68

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at July 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at July 31, 2020.

For the year ended July 31, 2020, the following table is a summary of each fund’s Loan for TOB Trusts Certificates:

	Loans Outstanding at Period End	Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUC	$—	—%	$248,415	0.71%
MFT	—	—	84,038	0.71
MPA	—	—	128,739	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUC	MUJ	MFT	MIY	MPA
Investment advisory fees	0.55%	0.50%	0.50%	0.49%	0.49%

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Expense Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. Prior to December 1, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2020, the amounts waived were as follows:

	MUC	MUJ	MFT	MIY	MPA
Amounts waived	$2,167	$3,848	$602	$3,467	$2,681

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager, for MUC, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2020 the waiver was $376,033.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	MUC	MUJ	MFT	MIY	MPA
Purchases	$167,010,093	$111,105,369	$72,619,902	$68,064,299	$42,344,540
Sales	180,499,096	99,065,899	79,492,535	99,152,134	43,632,582

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	MUJ	MFT	MIY	MPA
Paid-in capital	$(19,091)	$(39,088)	$(9,842)	$(12,638)
Accumulated earnings (loss)	19,091	39,088	9,842	12,638

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	MUC	MUJ	MFT	MIY	MPA
Tax-exempt Income(a)
7/31/2020	$26,904,686	$24,161,727	$6,213,347	$20,531,184	$8,566,263
7/31/2019	29,137,421	24,813,663	7,395,293	23,172,166	10,478,223
Ordinary Income(b)
7/31/2020	13,455	14,707	2,335	6,950	4,674
7/31/2019	2,922	7,422	1,343	3,289	3,022
Long term capital gains(c)
7/31/2019	452,292	—	—	—	—

Total
7/31/2020	$26,918,141	$24,176,434	$6,215,682	$20,538,134	$8,570,937

7/31/2019	$29,592,635	$24,821,085	$7,396,636	$23,175,455	$10,481,245

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2020, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gain dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

(c)	The Fund designates the amount paid during the fiscal year ended July 31, 2020, as capital gain dividends.

As of period end, the tax components of accumulated earnings (loss) were as follows:

	MUC	MUJ	MFT	MIY	MPA
Undistributed tax-exempt income	$2,784,710	$2,402,725	$442,561	$1,835,124	$461,638
Undistributed ordinary income	1,250	1,413	238	685	312
Non-expiring capital loss carryforwards(a)	(21,514,268)	(9,101,106)	(8,205,159)	(8,241,632)	(5,788,133)
Net unrealized gains(b)	91,267,130	59,840,940	16,154,941	57,027,768	25,449,674

	$72,538,822	$53,143,972	$8,392,581	$50,621,945	$20,123,491

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

As of July 31, 2020, gross unrealized appreciation and depreciation on investments and deviatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$806,085,123	$652,882,808	$161,128,362	$631,179,499	$272,421,899

Gross unrealized appreciation	$92,631,863	$60,869,284	$16,374,475	$58,387,434	$27,295,151
Gross unrealized depreciation	(1,021,790)	(1,028,340)	(219,534)	(590,704)	(1,836,718)

Net unrealized appreciation (depreciation)	$91,610,073	$59,840,944	$16,154,941	$57,796,730	$25,458,433

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each of MUC, MUJ, MIY and MPA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUC and MPA invested a significant portion of their assets in securities in the county, city, special district and school district sector. MUJ and MFT invested a significant portion of their assets in securities in the transportation sector. MUC, MIY and MPA invested a significant portion of their assets in securities in the health sector. MUJ, MIY and MPA invested a significant portion of their assets in securities in the education sector. MUJ invested a significant portion of its assets in securities in the state sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

MFT and MPA are authorized to issue an unlimited number of Common Shares, all of which were initially classified as Common Shares. MUC, MUJ and MIY each is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MFT and MPA, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MFT and MPA are authorized to issue 1 million Preferred Shares.

Common Shares

For the years ended July 31, 2020 and July 31, 2019, shares issued and outstanding increased by 847 and 839, respectively, for MFT as a result of dividend reinvestment.

For the years ended July 31, 2020 and July 31, 2019, shares issued and outstanding remained constant for MUC.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended July 31, 2020, MUC and MFT did not repurchase any shares.

The total cost of the shares repurchased is reflected in MUJ’s, MIY’s and MPA’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	Shares	Amount
MUJ
July 31, 2020	66,696	$886,136
July 31, 2019	—	—
MIY
July 31, 2020	68,734	886,694
July 31, 2019	—	—
MPA
July 31, 2020	35,471	478,011
July 31, 2019	8,739	119,150

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

VRDP Shares

MUJ, MIY and MPA (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	06/30/11	1,727	$172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MPA
Expiration Date	04/30/21	07/09/21	07/02/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

	Moody’s Long-term Rating	Fitch Long-term Rating	Fitch Short-term Rating	S&P Global Ratings’ Short-term Rating
MUJ	Aa2	AAA	N/A	N/A
MIY	Aa2	AAA	N/A	N/A
MPA	Aa2	AAA	F1+	A-1+

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Fund have commenced or are set to commence a special rate period:

	Commencement Date	Expiration Date as of period ended July 31, 2020
MUJ	04/17/2014	04/15/2021
MIY	06/25/2020	06/25/2021

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended July 31, 2020, the annualized dividend rate for the VRDP Shares were as follows:

	MUJ	MIY	MPA
Rate	1.93%	1.31%	1.17%

For the year ended July 31, 2020, VRDP Shares issued and outstanding of MUJ, MIY and MPA remained constant.

VMTP Shares

MUC and MFT (for purposes of this section, a “VMTP Fund”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MUC	03/22/2012	2,540	$254,000,000	03/30/2021	Aa2	AAA
MFT	12/16/2011	565	56,500,000	07/02/2021	Aa1	AAA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2020, the average annualized dividend rates for the VMTP Shares were as follows:

	MUC	MFT
Rate	1.81%	1.79%

For the year ended July 31, 2020, VMTP Shares issued and outstanding of MUC and MFT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUC	$4,592,289	$—
MUJ	4,568,982	19,091
MFT	1,010,078	—
MIY	3,038,178	9,842
MPA	968,447	12,638

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Dividend Per Common Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUC	$0.051000	$0.051000	VMTP	W-7	$185,573
MUJ	0.058000	0.058000	VRDP	W-7	178,343
MFT	0.057000	0.057000	VMTP	W-7	48,842
MIY	0.051000	0.051000	VRDP	W-7	199,238
MPA	0.055000	0.055000	VRDP	W-7	12,390

(a)	Net investment income dividend paid on September 1, 2020 to Common Shareholders of record on August 14, 2020.
(b)	Net investment income dividend declared on September 1, 2020, payable to Common Shareholders of record on September 15, 2020.
(c)	Dividends declared for period August 1, 2020 to August 31, 2020.

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund (the “Funds”), including the schedules of investments, as of July 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63

Disclosure of Investment Advisory Agreement

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA” and together with MUC, MUJ, MFT and MIY, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, MUC ranked in the second, third, and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUC, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MUC’s underperformance relative to its Customized Peer Group Composite during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, MUJ ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUJ, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, MFT ranked in the first, first and third quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MFT, and that BlackRock has

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	65

Disclosure of Investment Advisory Agreement  (continued)

explained its rationale for this belief to the Board. The Board and BlackRock reviewed MFT’s underperformance relative to its Customized Peer Group Composite during the applicable period.

The Board noted that for each of the one-, three- and five-year periods reported, MIY ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MIY, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, MPA ranked in the third, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MPA, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MPA’s underperformance relative to its Customized Peer Group Composite during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MUC’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MUJ’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked second out of four funds relative to the Expense Peers.

The Board noted that MFT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers. Given MFT’s relatively small size, the Board and BlackRock discussed potential strategic actions for MFT.

The Board noted that MIY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MPA’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked first out of four funds relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	67

Fund Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since July 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective March 24, 2020, each of MUJ and MPA may enter into reverse repurchase agreements. A Fund’s use of reverse repurchase agreements may generate taxable income for the Fund and may increase the amount of ordinary income distributions paid to shareholders. See “Risk Factors — Reverse Repurchase Agreements” below for a discussion of the risks associated with the use of reverse repurchase agreements to which MUJ and MPA are now subject.

Except as noted above, during each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

The Fund’s investment objective is to provide stockholders with current income exempt from federal and California income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment objective may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“California Municipal Bonds”). The Fund’s investment policies provide that, the Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in California Municipal Bonds, except at times when, in the judgment of BlackRock Advisors, LLC (the “Manager”), California Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. The Fund’s investment policies provide that at all times, except during temporary defensive periods, the Fund will invest at least 65% of its assets in California Municipal Bonds and at least 80% of its assets in California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from California income taxes (“Municipal Bonds”). The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its assets in municipal securities with remaining maturities of one year or more at the time of investment. The Fund ordinarily does not intend to realize significant investment income not exempt from Federal and California income taxes. To the extent that suitable California Municipal Bonds are not available for investment by the Fund, as determined by the Manager, the Fund may purchase Municipal Bonds.

The investment grade California Municipal Bonds and Municipal Bonds in which the Fund will primarily invest are those California Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Manager. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular California Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade. The Fund may also purchase California Municipal Bonds and Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time.

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The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term California Municipal Bonds and Municipal Bonds.

The Fund’s stated expectation is that it will invest in California Municipal Bonds and Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated California Municipal Bonds and Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued California Municipal Bonds and Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. California Municipal Bonds and Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of California Municipal Bonds and Municipal Bonds of the market sector for reasons that do not apply to the particular California Municipal Bonds and Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued California Municipal Bonds and Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate muni term preferred shares (“VMTP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.

Other Investment Policies. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government Securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. To the extent the Fund invests in Temporary Investments, the Fund may not at such times be in a position to achieve its investment objective of tax-exempt income. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments. (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in variable rate demand obligations (“VRDOs”). The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

The Fund’s investment policies provide that the Temporary Investments and VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through

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SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

The Fund may invest in restricted and illiquid securities.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the Board of Directors of the Fund.

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

The Fund’s investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes (“New Jersey Municipal Bonds”). The Fund invests substantially all (at least 80%) of its assets in New Jersey Municipal Bonds, except at times when BlackRock Advisors, LLC (the “Manager”) considers that New Jersey Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that the Manager considers that suitable New Jersey Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from federal income taxes but not New Jersey personal income taxes (“Municipal Bonds”). The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund will maintain at least 80% of its assets in New Jersey Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. Under normal circumstances, at least 80% of the Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more. There can be no assurance that the Fund’s investment objective will be realized.

Ordinarily, the Fund does not intend to realize significant investment income subject to federal income tax and New Jersey personal income taxes. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a federal alternative minimum tax.

The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New Jersey Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New Jersey Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes and New Jersey personal income taxes will be considered “New Jersey Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “Municipal Bonds.”

The Fund invests in investment grade New Jersey Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Manager. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, P-1 through P-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and P-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New Jersey Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular New Jersey Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. VRDOs that contain an unconditional right of demand to

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receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days.

The average maturity of the Fund’s portfolio securities varies based upon the Manager’s assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Fund.

The Fund invests primarily in long-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, the Fund may also invest in intermediate-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of the Fund’s total assets, except during interim periods pending investment of the net proceeds from public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income that is subject to federal income tax and New Jersey personal income taxes.

The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

Other Investment Policies. The Fund may invest in New Jersey Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. Also, the Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts.

The Fund may purchase a New Jersey Municipal Bond or Municipal Bond issuer’s rights to call all or a portion of such New Jersey Municipal Bond or Municipal Bond for mandatory tender for purchase (a “call right”).

The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof.

BlackRock MuniYield Investment Quality Fund (MFT)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment policies provide that it will invest, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the alternative minimum tax) and which enables shares of the Fund to be exempt from Florida intangible personal property taxes (“Florida Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for Federal income tax purposes, in the opinion of bond counsel to the issuer, but do not enable shares of the Fund to be exempt from Florida intangible personal property taxes (“Municipal Bonds”). In general, the Fund does not intend for its investments to earn a large amount of interest income that is includable in gross income for Federal income tax purposes. There can be no assurance that the Fund’s investment objective will be realized. Unless otherwise noted, the term “Municipal Bonds” also includes Florida Municipal Bonds.

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently

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AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the Municipal Bond insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such Municipal Bond insurance or credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The State of Florida repealed the Florida Intangible Tax as of January 2007. As a result, on September 12, 2008, the Board of Trustees of the Fund voted unanimously to approve the Fund investing in Municipal Bonds regardless of geographic location. If Florida were to reinstate the Florida Intangible Tax or adopt a state income tax, however, the Fund would be required to realign its portfolio such that substantially all of its assets would be invested in Florida Municipal Bonds or obtain shareholder approval to amend the Fund’s fundamental investment objective to remove references to the Florida Intangible Tax. There can be no assurance that the State of Florida will not reinstate the Florida Intangible Tax or adopt a state income tax in the future. There can also be no assurance that the reinstatement of the Florida Intangible Tax or the adoption of a state income tax will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management to attempt to protect against possible changes in the

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase shares of preferred shares.

Other Investment Policies. During temporary defensive periods (e.g., times when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term Municipal Bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund’s stated expectation is that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in VRDOs. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

The Fund’s investment policies provide that the Temporary Investments and VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG- 3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F- 1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

The Fund may invest in restricted and illiquid securities.

The Fund may invest in repurchase agreements as temporary investments. The Fund may only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Manager, present minimal credit risk.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the Board of Trustees of the Fund.

BlackRock MuniYield Michigan Quality Fund (MIY)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income

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Fund Investment Objectives, Policies and Risks  (continued)

for purposes of the federal alternative minimum tax) and exempt from Michigan income taxes (“Michigan Municipal Bonds”). The Fund also may invest directly in such securities or synthetically through the use of derivatives in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Michigan income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Michigan Municipal Bonds. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Michigan income taxes. From time to time, the Fund may realize taxable capital gains. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Michigan income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may leverage its portfolio by entering into one or more credit facilities.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

Other Investment Policies. The Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

The Fund may invest in VRDOs. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities or an affiliate thereof.

In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Fund’s return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD swaps,” also known as “MMD rate locks”) or Securities Industry and Financial Markets Association Municipal Swap Index (“SIFMA”) swaps.

The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Pennsylvania income taxes (“Pennsylvania Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond

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Fund Investment Objectives, Policies and Risks  (continued)

counsel to the issuer, but is not excludable from gross income for Pennsylvania income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Pennsylvania Municipal Bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Pennsylvania income taxes. From time to time, the Fund may realize taxable capital gains.

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in Pennsylvania Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in. response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Trustees of the Fund without the approval of the Fund’s shareholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Pennsylvania income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The Fund ordinarily does not intend to realize significant investment income not exempt from federal and Pennsylvania income taxes. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.

Leverage. The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

Other Investment Policies. The Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Short-term taxable fixed income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.

Short-term tax-exempt fixed income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments. (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in VRDOs. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Fund’s return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD swaps,” also known as MMD rate locks) or Securities Industry and Financial Markets Association Municipal Swap Index (“SIFMA”) swaps.

The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	77

Fund Investment Objectives, Policies and Risks  (continued)

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Non-Diversification Risk (MUJ, MIY and MPA) — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment and Market Discount Risk — An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

State Specific Risk (MUC, MUJ, MIY and MPA) — The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

Taxability Risk — The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Indexed and Inverse Securities Risk (MIY and MPA) — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable Rate Demand Obligations Risks — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Leverage Risk — The Fund uses leverage for investment purposes through the issuance of VRDP Shares or VMTP Shares, as applicable. The Fund also utilizes leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in then, such as TOB Residuals and, if applicable, dollar rolls. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	79

Fund Investment Objectives, Policies and Risks  (continued)

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (MIY) — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Illiquid Investments Risk — The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (MUJ, MFT and MIY) — Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise limited by the SEC, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In November 2019, the SEC proposed new regulations governing the use of derivatives by registered investment companies. If adopted as proposed, new Rule 18f-4 would impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	81

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”) . If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MUC, MUJ, MFT and MIY that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	87 RICs consisting of 111 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

DIRECTOR AND OFFICER INFORMATION	83

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester (d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	122 RICs consisting of 265 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 266 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Providers

Bank of America, N.A.(a)

New York, NY 10036

The Toronto-Dominion Bank(b)

New York, NY 10019

VRDP Remarketing Agents

BofA Securities, Inc.(a)

New York, NY 10036

TD Securities (USA) LLC(b)

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MUJ.
(b)	For MPA and MIY.

DIRECTOR AND OFFICER INFORMATION	85

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020 for shareholders of record on May 29, 2020, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Directors as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MUC	31,354,243	4,945,925		31,264,775	5,035,393		31,626,118	4,674,050
MUJ	25,954,072	1,381,587		25,931,898	1,403,761		25,933,368	1,402,291
MIY	24,905,021	2,499,692		24,896,472	2,508,241		24,886,218	2,518,495

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFT	7,494,204	238,571	0	7,482,060	250,715	0	7,566,001	166,774	0
MPA	10,582,436	1,124,905	435	10,582,897	1,124,444	435	10,507,516	1,199,825	435

	Robert Fairbairn			R. Glenn Hubbard			Catherine A. Lynch
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MUC	31,407,933	4,892,235		31,468,992	4,831,176		31,641,185	4,658,983
MUJ	25,959,486	1,376,173		25,916,960	1,418,699		25,925,001	1,410,658
MIY	24,902,134	2,502,579		24,894,593	2,510,120		24,877,220	2,527,493

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFT	7,488,708	244,067	0	7,471,442	261,333	0	7,566,001	166,774	0
MPA	10,724,610	982,731	435	10,697,252	1,010,089	435	10,661,002	1,046,339	435

	John M. Perlowski			Karen P. Robards			Frank J. Fabozzi (a)
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MUC	31,561,970	4,738,198		31,587,908	4,712,260		2,540	0
MUJ	25,920,049	1,415,610		25,900,773	1,434,886		2,371	0
MIY	24,907,808	2,496,905		24,878,437	2,526,276		2,319	0

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFT	7,497,221	235,554	0	7,560,908	171,867	0	565	0	0
MPA	10,700,839	1,006,502	435	10,575,713	1,131,628	435	826	0	0
	W. Carl Kester (a)
	Votes For	Votes Withheld
MUC	2,540	0
MUJ	2,371	0
MIY	2,319	0

		Votes Against	Abstain
MFT	565	0	0
MPA	826	0	0

(a)	Voted on by holders of preferred shares only.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Funds for any particular month/quarter may be more or less than the amount of net investment income earned by the Funds during such month/quarter. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

86	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	87

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

88	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bonds

S/F	Single-Family

Syncora	Syncora Guarantee

GLOSSARY OF TERMS USED IN THIS REPORT	89

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MQUAL5-7/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	$36,720	$45,900	$0	$0	$14,000	$14,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	$14,000	$14,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
Catherine A. Lynch
Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, and Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio and Jaeckel have been members of the registrant’s portfolio management team since 2017.

Portfolio Manager	Biography
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

(a)(2) As of July 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	15	0	0	0	0	0
	$5.87 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr., CFA	33	0	0	0	0	0
	$27.41 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	None
Theodore R. Jaeckel, Jr., CFA	$50,001-$100,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
February 1 - 29, 2020	0	$0	0	1,507,693
March 1 –31, 2020	0	$0	0	1,507,693
April 1 – 30, 2020	0	$0	0	1,507,693
May 1 – 31, 2020	0	$0	0	1,507,693
June 1 – 30, 2020	60,057	$13.2577	60,057	1,447,636
July 1 – 31, 2020	6,639	$13.4434	6,639	1,440,997
Total:	66,696	$13.2762	66,696	1,440,997

1 On September 5, 2019, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, the Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date: October 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date: October 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date: October 2, 2020